UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Craft Brewers Alliance, Inc.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT FOR 2010 ANNUAL MEETING OF SHAREHOLDERS
BOARD OF DIRECTORS
Director Independence
Nominees for Director
Criteria for Director Nominees
Shareholder Recommendations to the Board of Directors
Committees of the Board
Audit Committee
Compensation Committee
Nominating and Governance Committee
Strategic Planning Committee
Risk Management
Leadership Structure
DIRECTOR COMPENSATION
Director Compensation for 2009
REPORT OF THE AUDIT COMMITTEE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
RELATED PERSON TRANSACTIONS
Statement of Policy on Related Party Transactions
Certain Related Person Transactions
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXECUTIVE COMPENSATION
Compensation Overview
Summary Compensation Table
Material Terms of Employment Letter Agreements
Equity Awards
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS
PROPOSAL NO. 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Fees Paid to the Independent Registered Public Accounting Firm
Auditor Independence
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
PROPOSAL NO. 3 -- APPROVE THE 2010 STOCK INCENTIVE PLAN
Summary of Terms of the 2010 Plan
Securities Authorized for Issuance Under Equity Compensation Plans
Federal Income Tax Consequences of Awards
OTHER MATTERS
SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING
SOLICITATION OF PROXIES
2009 ANNUAL REPORT AND ANNUAL REPORT ON FORM 10-K
APPENDIX A
Excerpt from the Amended and Restated Bylaws
APPENDIX B
Craft Brewers Alliance, Inc. 2010 Stock Incentive Plan

CRAFT BREWERS ALLIANCE, INC.
929 N. Russell Street
Portland, Oregon 97227

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held at 1:00 p.m. Pacific Daylight Time on Wednesday, May 26, 2010

TO THE HOLDERS OF COMMON STOCK
OF CRAFT BREWERS ALLIANCE, INC.:

The Annual Meeting of Shareholders of Craft Brewers Alliance, Inc., a Washington corporation (the “Company”), will be held on Wednesday, May 26, 2010, at 1:00 p.m. Pacific Daylight Time, at the Portland, Oregon Brewery, located at 924 N. Russell Street, Portland, Oregon 97227, for the following purposes as more fully described in the accompanying Proxy Statement:

1. To elect seven directors to serve until the 2011 Annual Meeting of Shareholders and until their successors are elected and qualified;

2. To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2010;

3. To approve the 2010 Stock Incentive Plan; and

4. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors of Craft Brewers Alliance, Inc. has fixed the close of business on April 9, 2010 as the record date for the meeting. Only shareholders of record of the Company’s common stock on April 9, 2010 are entitled to notice of and to vote at the meeting. You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors, and to mail it promptly in the enclosed postage-prepaid envelope. Any proxy may be revoked by delivery of a later dated proxy. Shareholders of record who attend the annual meeting may vote in person, even if they have previously delivered a signed proxy.

By order of the Board of Directors,

/s/  Kurt R. Widmer
Kurt R. Widmer
Chairman of the Board

Portland, Oregon
April 23, 2010

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 26, 2010:
The Proxy Statement for the 2010 Annual Meeting of Shareholders and
2009 Annual Report to shareholders are available at
http://phx.corporate-ir.net/phoenix.zhtml?c=95666&p=irol-proxy

YOUR VOTE IS IMPORTANT!

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PREPAID ENVELOPE PROVIDED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

CRAFT BREWERS ALLIANCE, INC.
929 N. Russell Street
Portland, Oregon 97227

PROXY STATEMENT
FOR 2010 ANNUAL MEETING OF SHAREHOLDERS
to be held on May 26, 2010 at 1:00 p.m. PDT

This proxy statement and the enclosed form of proxy are furnished in connection with solicitation of proxies by our Board of Directors for use at an annual meeting of shareholders to be held on May 26, 2010, and any postponements or adjournments thereof.

On or about April 23, 2010, this proxy statement and the accompanying form of proxy are being mailed to each shareholder of record at the close of business on April 9, 2010.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.

What matters am I voting on?

You will be voting on:

•	the election of seven directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified;

•	a proposal to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010;

•	a proposal to approve the 2010 Stock Incentive Plan; and

•	any other business that may properly come before the meeting.

Who is entitled to vote?

Holders of our common stock as of the close of business on April 9, 2010, the record date, may vote at the meeting. As of the record date, we had 17,074,063 shares of common stock. In deciding all matters at the meeting other than the election of directors, each shareholder will be entitled to one vote for each share of common stock held on the record date. For the election of directors, cumulative voting applies, so the number of votes each shareholder will have will be equal to the number of shares held on the record date multiplied by seven, the number of directors to be elected. Each shareholder may cast all such votes for a single nominee, distribute them among the seven nominees for director equally, or distribute them among the seven nominees in any other way the shareholder deems fit. If a shareholder voting by proxy wishes to distribute votes among the nominees for director, the shareholder may do so on the enclosed proxy card in the space provided. If votes are not distributed on the proxy card, the persons named as proxies will use their discretion to distribute such votes FOR each of the seven individuals nominated to serve as director.

Where is the 2010 Annual Meeting of Shareholders being held?

The 2010 Annual Meeting of Shareholders will be held at the Portland, Oregon Brewery, 924 North Russell Street, Portland, Oregon 97227 at 1:00 p.m. Pacific Daylight Time.

What is the effect of giving a proxy?

Proxies in the form enclosed are solicited by and on behalf of our Board. The persons named in the proxy have been designated as proxies by our Board. If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the Board will vote your shares at the meeting as specified in your proxy.

If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted as follows:

•	FOR the election as directors of the nominees listed below under Proposal No. 1;

•	FOR the approval of the proposal to ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010; and

•	FOR the approval of the proposal to approve the 2010 Stock Incentive Plan.

If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting.

Can I change my vote after I return my proxy card?

You may revoke your proxy at any time before it is exercised by:

•	delivering written notification of your revocation to our secretary;

•	voting in person at the meeting; or

•	delivering another proxy bearing a later date.

Please note that your attendance at the meeting alone will not serve to revoke your proxy.

What is a quorum?

A quorum is the minimum number of shares required to be present at the annual meeting for the meeting to be properly held under our bylaws and Washington state law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of common stock entitled to vote at the meeting will constitute a quorum at the meeting. A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“shareholder withholding”) with respect to a particular matter. Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock. The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will count for purposes of determining the presence of a quorum. Abstentions are voted neither “for” nor “against” a matter but are also counted in the determination of a quorum.

How may I vote?

You may vote your shares by mail. Date, sign and return the accompanying proxy in the envelope enclosed for that purpose (to which no postage need be affixed if mailed in the United States). You may specify your choices by marking the appropriate boxes on the proxy card. If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you.

How many votes are needed for approval of each matter?

The election of directors requires a plurality vote of the shares of common stock voted at the meeting. “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors. Consequently, any shares not voted “FOR” a particular nominee (whether as a result of shareholder withholding or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. See “Who is entitled to vote?” above for an explanation of cumulative voting in the election of directors.

Proposals No. 2 and No. 3 each must receive the affirmative vote of a majority of the votes cast by the holders of shares represented in person or by proxy at the meeting and entitled to vote thereon to be approved. Shareholder withholding, broker non-votes, and abstentions from voting on either proposal will have no effect on the outcome of that proposal.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, brokerage firms and other intermediaries generally will have discretion to vote their customers’ shares on the proposal to ratify the appointment of Moss Adams LLP, but they will not have discretion to vote their shares either in the election of directors or on the proposal to approve the 2010 Stock Incentive Plan.

BOARD OF DIRECTORS

The business of the Company is currently managed under the direction of the Board of Directors, which consists of the following seven directors: Kurt R. Widmer (Chairman), Timothy P. Boyle, Andrew R. Goeler, Kevin R. Kelly, David R. Lord, John D. Rogers Jr. and Anthony J. Short.

The full Board of Directors met four times during 2009. No incumbent member attended fewer than 75% of the total number of meetings of the Board of Directors and of any Board committees of which he was a member during 2009. Directors are encouraged to attend the Annual Meeting of Shareholders. At the 2009 Annual Meeting, five incumbent directors were in attendance.

Director Independence

The Company’s common stock is listed on The Nasdaq Stock Market and, accordingly, the Company is subject to the requirement in Nasdaq Listing Rule 5605(b)(1) that a majority of its directors be independent as defined in Listing Rule 5605(a)(2). Current nominees Messrs. Boyle, Kelly, Lord and Rogers are non-employee directors of the Company, do not have any relationship that would disqualify them as independent directors under Listing Rule 5605(a)(2) and, in the opinion of the Board of Directors, do not have any other relationship that would interfere with their exercise of independent judgment in carrying out their responsibilities as directors. Therefore, the Board of Directors believes that Messrs. Boyle, Kelly, Lord and Rogers are “independent directors” as defined in Listing Rule 5605(a)(2). The Board of Directors believes that Messrs. Goeler and Short, who are non-employee directors, have a relationship as Anheuser-Busch, Inc. (“A-B”) designees to the Board of Directors that precludes them from meeting the definition of “independent director” in Listing Rule 5605(a)(2). Mr. Widmer, as an employee director of the Company, does not meet the definition of “independent director” in Listing Rule 5605(a)(2). All independent directors meet in executive session, at which only independent directors are present, at least twice a year, in conjunction with a regularly scheduled board meeting.

Nominees for Director

The Board of Directors believes that our current directors, as a whole, provide the diversity of experience and skills necessary for a well-functioning board. All of our directors have substantial senior executive level experience, a significant background in the beer industry or both. The Board of Directors values highly the ability of individual directors to contribute to a constructive board environment and the Board believes that the current board members, collectively, perform in such a manner. The following seven individuals have been nominated for re-election at the meeting. Each of the nominees currently serves as a director of the Company. See forth below is a more complete description of each director’s background, professional experiences, qualifications and skills.

Timothy P. Boyle (60) Mr. Boyle has served as a director since the Company’s merger effective July 1, 2008 (“Merger”) with Widmer Brothers Brewing Company (“Widmer”). He had served as a director of Widmer from May 1999 until July 1, 2008. Since 1989, Mr. Boyle has served as President and Chief Executive Officer of Columbia Sportswear Company, an active outdoor apparel and footwear company headquartered in Portland, Oregon. He began working with Columbia Sportswear Company in 1970. Mr. Boyle serves as a director on the boards of Columbia Sportswear Company, Northwest Natural Gas Company and The Freshwater Trust. He is a trustee of Reed College and the Youth Outdoor Legacy Fund and a past member of the Young Presidents’ Organization and the University of Oregon Foundation.

Individual Experience:  Breadth of experience as a public company director; and entrepreneurial background in leading and growing a small business into one of the largest outerwear companies in the world, including leading that company through a public offering. Possesses expertise in development of strategic initiatives and knowledge of brand development, organizational culture surviving periods of tremendous growth, and sound operating systems.

Andrew R. Goeler (53) Mr. Goeler has served as a director since the Merger. He had served as a director of Widmer from August 2005 until July 1, 2008. He currently serves as Vice President, International, Craft and Specialty Division for A-B. Mr. Goeler has been employed by A-B since 1980. Since 1995, Mr. Goeler has held various positions in the Sales and Marketing Divisions at A-B, including responsibility for managing the marketing efforts behind A-B’s flagship brands, Budweiser and Bud Light. Mr. Goeler earned a Master’s Degree in Marketing from Fairleigh Dickinson University and a Master’s Degree in International Business from Webster University. Mr. Goeler is one of two directors on the Company’s Board of Directors designated by A-B; see “Related Person Transactions — Transactions with A-B.”

Individual Experience:  Possesses extensive background in both sales and marketing enterprises. Extensive experience in the beer industry and marketing of consumer products, including strategic planning, brand positioning, creative development, market plan development and execution, and sales management; recommended by A-B.

Kevin R. Kelly (60) Mr. Kelly has served as a director since the Merger. He had served as a director of Widmer from September 1995 until July 1, 2008. He has been the Chief Executive Officer and owner of First Call Heating and Cooling, an oil sales and heating/cooling contractor since 1994. Prior to that, he was President of U.S. Bancorp, and held various roles with U.S. Bancorp and its subsidiaries from 1977, including Chief Executive Officer and President of U.S. Bank of Oregon. Mr. Kelly serves as a director on the boards of Northwest Bank and the Sisters of Providence Pension Trustees. Mr. Kelly earned a Ph.D. and a Master’s Degree in Economics from the University of Oregon.

Individual Experience:  Lengthy banking and lending expertise leading to an in-depth understanding of financial analysis and financial statements. Possesses substantial background in deal and transactional analysis and organization culture after leading numerous merger and acquisition activities. As a former executive in a major lending institution, has significant professional and political contacts in Oregon and Washington.

David R. Lord (61) Mr. Lord has served as a director since May 2003. Beginning in January 2009, Mr. Lord serves as the Vice Chairman of Pioneer Newspapers, Inc., having retired from the position of President, which he had held for 18 years. Pioneer Newspapers owns seven daily newspapers and nine weekly, semi-weekly and monthly publications in the western United States. Prior to joining Pioneer Newspapers, Mr. Lord had practiced law, both in private practice and as a criminal deputy prosecuting attorney. Mr. Lord currently serves as President of the PAGE Co-op, and as a director on the board of the Associated Press. He was also a past president and chairman of the Inland Press Association.

Individual Experience:  Broad operating and strategic planning background, with knowledge of the issues facing smaller to mid-sized companies spread over a distributed geographic area. Sound legal judgment and knowledge as a result of prior law practice, strong counsel in contract negotiations, employment practices and human resources issues.

John D. Rogers, Jr. (66) Mr. Rogers has served as a director since May 2004. He currently serves as Managing Partner of J4 Ranch LLC, an organic berry operation. Mr. Rogers also currently serves as a director on the board of the C. M. Russell Museum. Prior to joining J4 Ranch LLC, he served as President, Chief Executive Officer and director of Door to Door Storage, Inc. from June 2004 to June 2007. Mr. Rogers has also served in leadership roles at several manufacturing enterprises, including President and Chief Operating Officer at AWC, Inc., General Manager at British Steel Alloys, and President and Chief Executive Officer of Saab Systems Inc., NA. Mr. Rogers was appointed a Sloan Fellow at Massachusetts Institute of Technology, and graduated with a Master’s of Science in Business Administration. He also earned a Master’s Degree in Business Administration from Southern Methodist University.

Individual Experience:  Depth of experience in strategic planning and analyses, component and enterprise valuation. Sound interpersonal and organizational behavioral skill set, including an appreciation for a variety of operating configurations for organizations of various sizes and complexities. Provides an extensive marketing and sales background, as well as knowledge of financial modeling and pro forma analysis.

Anthony J. Short (50) Mr. Short has served as a director since May 2000. Mr. Short is Vice President, Business and Wholesaler Development at A-B and has held this position since September 2002. In this capacity, he is responsible for domestic business development and various initiatives involving A-B’s wholesaler sales and distribution system. Mr. Short also currently serves as President of Wholesaler Equity Development Corporation, a wholly-owned subsidiary of A-B. Mr. Short has been employed by A-B since 1986. Mr. Short had previously served as a director on the boards of Widmer and Craft Brands Alliance LLC (“Craft Brands”), a sales and marketing joint venture between the Company and Widmer. Mr. Short is one of two directors on the Company’s Board of Directors designated by A-B; see “Related Person Transactions — Transactions with A-B.”

Individual Experience:  As a former Certified Public Accountant, brings significant financial expertise. Depth of business experience in wholesale and distribution matters and experience at all levels of the beer industry up through senior executive for an international brewing conglomerate; recommended by A-B.

Kurt R. Widmer (58) Mr. Widmer has served as the Chairman of the Board and Director since the Merger. Prior to that, he had served as President, Chief Executive Officer and Chairman of the Board for Widmer from 1984 until July 1, 2008. Mr. Widmer co-founded Widmer with his brother, Robert Widmer. He is a member of the board of directors and past president of the Oregon Brewers Guild.

Individual Experience:  Has spent nearly his entire career developing a small craft brewery into an industry leader; holds strong relationships among other craft pioneers and with new craft brewers. Possesses solid connections within the state and local political arenas in Oregon and Washington and with leaders in the craft beer industry for the Company’s core markets.

Criteria for Director Nominees

The specific, minimum qualifications that the Nominating and Governance Committee believes must be met by a nominee for a position on the Company’s Board of Directors are:

•	The highest ethical character;

•	Ability to read and understand financial statements;

•	Attained 21 years of age;

•	No material conflict, whether personal, financial or otherwise, associated with being a member of the Board;

•	Satisfies the requirements for regulatory approval; and

•	Possesses adequate time to devote to Board activities.

The specific qualities or skills that the Nominating and Governance Committee believes are necessary for one or more of the Company’s directors to possess are:

•	Ability to offer advice and guidance to the Company’s Chief Executive Officer based on relevant expertise and experience;

•	Attributes of independence or financial expertise as required by the Nasdaq Listing Rules and SEC regulations;

•	Skills, experience and background complementary to those of other directors; and

•	Ability to maintain a constructive working relationship with other directors.

Although the Board does not maintain a specific policy with respect to Board diversity, the Board believes that the Board should be a diverse body, and the Nominating and Corporate Governance Committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, the Nominating and Governance Committee may take into account the benefits of diverse viewpoints. The Nominating and Corporate Governance Committee also considers these and other factors as it oversees the annual Board and committee evaluations.

The Company has adopted a policy that directors retire from the Board effective at the Annual Meeting of Shareholders after turning age 73.

Shareholder Recommendations for Nominations to the Board of Directors

The Nominating and Governance Committee will consider candidates for director recommended by any shareholder of the Company. The committee will evaluate such recommendations in accordance with its charter, the bylaws of the Company and the regular nominee criteria described above. This process is designed to ensure that the Board includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to the business of the Company. Eligible shareholders wishing to recommend a candidate for nomination should follow the procedures set forth in the Company’s Amended and Restated Bylaws, as further described below. In connection with its evaluation of a director nominee, the Nominating and Governance Committee may request additional information from the candidate or the recommending shareholder and may request an interview with the candidate. The committee has discretion to decide which individuals to recommend for nomination as directors. Shareholders should submit any recommendations for director nominees to the Company by December 24, 2010.

A shareholder of record can nominate a candidate for election to the Board by complying with the procedures in Article II, Section 2.3.2 of the Company’s Amended and Restated Bylaws. Any eligible shareholder who wishes to submit a nomination should review the requirements in the bylaws on nominations by shareholders, which are included in the excerpt from the Amended and Restated Bylaws attached as Appendix A to this Proxy Statement. Any nomination should be sent in writing to the Secretary, Craft Brewers Alliance, Inc., 929 N. Russell Street, Portland, OR 97227. Notice must be received by the Company by December 24, 2010.

Committees of the Board

The Board has standing Audit, Compensation, Nominating and Governance, and Strategic Planning Committees. Each of these committees is responsible to the full Board of Directors and its activities are therefore subject to Board approval. Pursuant to an exchange and recapitalization agreement between the Company and A-B, A-B has the right to have one of its designees observe each committee of the Board of Directors of the Company, as described more fully below under “Related Person Transactions — Transactions with A-B.” The activities of each of these committees are summarized in further detail below.

Audit Committee

The Audit Committee is responsible for the engagement of and approval of the services provided by the Company’s independent registered public accounting firm. The Audit Committee assists the Company’s Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial reports and other pertinent financial information provided by the Company to the public and the SEC, (ii) the Company’s systems of internal controls established by management and the Board, and (iii) the Company’s auditing, accounting and financial reporting processes generally.

The Audit Committee is currently composed of Messrs. Kelly (Chair), Lord and Rogers, each of whom is an independent director as defined by Nasdaq Listing Rule 5605(a)(2) and (c)(2). The Board has also determined that Mr. Kelly, an independent director, qualifies as an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”). Mr. Short, as A-B’s designee, currently observes Audit Committee meetings. The Audit Committee met five times during 2009. The Board of Directors has adopted a written charter for the Audit Committee. The charter is reviewed annually and revised as appropriate. A copy of the Audit Committee Charter is available on the Company’s website at www.craftbrewers.com (select Investor Relations — Governance — Highlights).

Compensation Committee

The Compensation Committee is responsible for establishing and approving corporate goals and objectives relevant to compensation of the Chief Executive Officer and other members of senior management and evaluating the performance of the Chief Executive Officer and other members of senior management in light of those goals and objectives; the overall compensation policies applicable to the Company’s Chief Executive Officer and other members of senior management, which includes various Vice Presidents and the Chief Financial Officer; and annually reviewing and making recommendations to the Board with respect to director compensation and benefits. The Compensation Committee is also responsible for establishing general policies applicable to the granting, vesting and other terms of stock options, restricted stock, restricted stock units, performance awards and stock appreciation rights and other stock-based awards granted to employees under the Company’s stock option and stock incentive plans, and for determining the number and terms of such grants made to the Company’s executive officers, among others. In December 2009, the Compensation Committee retained an outside consultant, MBL Group, to provide a report regarding competitive compensation data for companies in the Pacific Northwest and the beer industry to assist the committee in developing a long-term equity incentive plan for the Company and setting executive salary levels and short-term cash incentives in future periods. The Compensation Committee also asked MBL Group to assist in confirming the appropriate level of director compensation for a public company of the Company’s size. The Compensation Committee has the ultimate authority to determine matters of compensation for the Company’s senior management; however, it may rely on recommendations from the Company’s Chief Executive Officer for matters of compensation involving other members of senior management and with respect to stock options and other stock grants to employees. Additional information on the Compensation Committee’s roles, policies and procedures is described under the heading “Executive Compensation” in this Proxy Statement.

The Compensation Committee is currently composed of Messrs. Lord (Chair), Boyle and Kelly, each of whom is an independent director as defined by Nasdaq Listing Rule 5605(a)(2). Mr. Goeler, as A-B’s designee, currently observes meetings of the Compensation Committee. The Compensation Committee met six times during 2009. The Board has adopted a written charter for the Compensation Committee. A copy of the charter is available on the Company’s website at www.craftbrewers.com (select Investor Relations — Governance — Highlights).

Nominating and Governance Committee

The Nominating and Governance Committee reviews the structure of the Board of Directors, its committee structure and overall size; recommends to the Board nominees for vacant Board positions; reviews and reports to the Board on the nominees to be included in the slate of directors, including any suggested by shareholders, for election at the Annual Meeting of shareholders; recommends directors to serve on each Board committee; responsible for developing a plan of executive succession when deemed prudent; develops and recommends to the Board a set of corporate governance principles applicable to the Company; and oversees the evaluation of the Board and its committees, and the Chief Executive Officer.

The Nominating and Governance Committee is currently composed of Messrs. Boyle (Chair), Kelly, and Rogers, each of whom is an independent director as defined by Nasdaq Marketplace Rule 5605(a)(2). Mr. Goeler, as A-B’s designee, currently observes meetings of the Nominating and Governance Committee. The Nominating and Governance Committee met twice in 2009. The Board of Directors has adopted a written charter for the Nominating and Governance Committee. The charter is reviewed annually and revised as appropriate. A copy of the charter is available on the Company’s website at www.craftbrewers.com (select Investor Relations — Governance — Highlights).

Strategic Planning Committee

The Strategic Planning Committee is responsible for advising Company management in the development of strategic plans; reviewing proposed capital and other significant expenditures proposed by management for consistency with the Company’s long term business objectives; and reviewing and recommending to the Board management proposals related to expansion, capital investment, acquisitions, partnerships, joint ventures or alliances, dispositions of capital assets, equity and debt financing, modifications of the existing capital structure and similar issues.

The Strategic Planning Committee currently is comprised of Messrs. Rogers (Chair), Boyle and Lord, each of whom is an independent director as defined by Nasdaq Marketplace Rule 5605(a)(2). Mr. Short, as A-B’s designee, currently observes meetings of the Strategic Planning Committee. The Strategic Planning Committee met once in 2009. The Board of Directors has adopted a written charter for the Strategic Planning Committee. The charter is reviewed annually and revised as appropriate. A copy of the charter is available on the Company’s website at www.craftbrewers.com (select Investor Relations — Governance — Highlights).

Risk Management

The Company has designed and implemented processes to manage risk in its operations. The Board role in risk management is primarily one of oversight, with day-to-day responsibility for risk management implemented by the management team. The Board executes its oversight role directly and also through its various committees. The Audit Committee has principal responsibility for implementing the Board’s risk management oversight role. The Audit Committee reviews management’s assessment of the key risks facing the Company, including the key controls it relies on to mitigate those risks. The Audit Committee also monitors certain key risks at each of its regularly scheduled meetings, such as risk associated with internal control over financial reporting, liquidity risk, risk relating to compliance with loan covenants, and risk arising out of related party transactions. The Nominating and Governance Committee also assists in risk management by overseeing the Company’s compliance with legal and regulatory requirements and risks relating to the Company’s governance structure. The Compensation Committee assesses risks created by the incentives inherent in the Company’s compensation policies. Finally, the full Board of Directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant Company transactions.

Leadership Structure

The positions of Board Chairman and Chief Executive Officer are filled by different persons. Kurt Widmer serves as Board Chairman, while Terry Michaelson serves as Chief Executive Officer. Although the Board has elected to separate the positions of Chief Executive Officer and Chairman of the Board, Mr. Widmer, as an employee of the Company, is not independent. The four independent directors believe that Mr. Widmer’s history as a pioneer and innovator within the craft brewing industry and his strategic experience with the Company makes him the appropriate leader of the Board, while they believe that Mr. Michaelson’s experience in growing and leading smaller companies and knowledge of branding strategy and development makes him the appropriate leader of the Company. Separating the Chairman and Chief Executive Officer positions provides multiple perspectives and ideas at board meetings, expands the skill set available to address the variety of risks and challenges the Company may encounter, and improves communication between management and the Board by giving the Chief Executive Officer a single initial source for board-level communication and input on significant decisions. By meeting in executive sessions on a regular basis, the four independent directors have the opportunity to identify and evaluate issues facing the Company, engaging in a frank and candid dialogue without management being present. For this reason, it is the Nominating and Governance Committee’s view that there is no need for an independent lead director at this time. The Nominating and Governance Committee will reevaluate the efficacy of the Board’s leadership structure periodically.

DIRECTOR COMPENSATION

The following table sets forth certain information regarding the compensation earned by or awarded to each individual who served on the Company’s Board of Directors in 2009.

Director Compensation for 2009

					Nonqualified
				Non-Equity	Deferred
	Fees Earned or	Stock	Option	Incentive Plan	Compensation	All Other
Name	Paid in Cash	Awards	Awards	Compensation	Earnings	Compensation	Total

Timothy P. Boyle(1)	$34,000	$6,000	$—	$—	$—	$—	$40,000
Andrew R. Goeler(1)	20,000	6,000	—	—	—	—	26,000
Kevin R. Kelly(1)	39,000	6,000	—	—	—	—	45,000
David R. Lord(1),(2)	36,000	6,000	—	—	—	—	42,000
John D. Rogers Jr.(1),(2)	36,000	6,000	—	—	—	—	42,000
Anthony J. Short(1)	20,000	6,000	—	—	—	—	26,000
Kurt R. Widmer(3)	225,000	—	—	—	—	9,001	234,001

(1)	On May 29, 2009, Messrs. Boyle, Goeler, Kelly, Lord, Rogers, and Short were each granted 3,000 fully-vested shares of the Company’s common stock. The fair value of each stock grant was computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) topic 718, Compensation — Stock Compensation (“ASC 718”) (formerly referenced as Statement of Financial Accounting Standards (“SFAS”) No. 123R, Share-Based Payment.) See Note 10 to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2009.

(2)	As of December 31, 2009, the aggregate number of options to purchase common stock held by Messrs. Lord and Rogers were 12,000 and 8,000, respectively. None of the other directors held any options as of that date.

(3)	Represents the 401(k) employer matching contribution accrued for Mr. Widmer for 2009. See discussion in “Executive Compensation — Other Benefits.”

Non-employee directors of the Company currently receive stock-based and cash compensation for their service on the board of directors. Each non-employee director receives an annual grant of 3,000 shares of the Company’s common stock upon election at the Annual Meeting of Shareholders. Each non-employee director is also entitled to receive an annual cash retainer of $20,000, paid quarterly.

The Chair of the Audit Committee is entitled to receive additional annual compensation of $15,000, while each other member of the Audit Committee is entitled to receive additional annual compensation of $4,000. The Chairs of each of the Nominating and Governance, Compensation, and Strategic Planning Committees are entitled to receive additional annual compensation of $10,000, while all other committee members are entitled to receive additional annual compensation of $2,000 for each committee position. Committee compensation is paid quarterly.

Material Terms of Mr. Widmer’s Employment Agreement

Mr. Widmer and the Company entered into an employment agreement effective July 1, 2008, with an initial term ending July 31, 2010, under which the annual base salary for 2009 was $225,000, paid in accordance with the Company’s normal payroll policies. Mr. Widmer’s base salary is reviewed annually by the Compensation Committee. Mr. Widmer is entitled to participate in all of the Company’s employee benefit programs for which he is eligible, including any long-term incentive plans developed by the Committee.

The Compensation Committee may establish annual performance goals for Mr. Widmer for each year, which, if met, would entitle Mr. Widmer to an annual cash bonus, subject to review and approval by the Compensation Committee. Mr. Widmer did not receive a bonus for 2009.

Severance and Change in Control Benefits

Under the Company’s employment agreement with Mr. Widmer, severance and change in control benefits are provided under certain circumstances.

Severance Benefits.  Severance benefits become payable to Mr. Widmer in the event that his employment is terminated by the Company on or before July 31, 2010, for any reason other than “for cause” or if he tenders his resignation under “good reason” as discussed below. The amount of the severance benefit would be equal to 24 months at his current rate of base salary, generally payable to Mr. Widmer in a lump sum within two months of termination. If termination were due to Mr. Widmer’s disability, the severance benefits would be paid over 24 months, subject to payment of the unpaid balance, if any, in a lump sum following Mr. Widmer’s death.

For a termination that is eligible for severance benefits, Mr. Widmer would also be entitled to receive the same health benefits for 18 months that he had been receiving at the time of termination. All health benefits payable under this provision would terminate, if while receiving such benefits, Mr. Widmer accepts employment with another employer who provides similar health benefits.

Under the employment agreement, “for cause” is defined as Mr. Widmer engaging in conduct which has substantially and adversely impaired the interests of the Company, or would be likely to do so if Mr. Widmer were to remain employed by the Company; has engaged in fraud, dishonesty or self-dealing relating to or arising out of his employment with the Company; has violated any criminal law relating to his employment or to the Company; has engaged in conduct which constitutes a material violation of a significant Company policy or the Company’s Code of Ethics, including, without limitation, violation of policies relating to discrimination, harassment, use of drugs and alcohol and workplace violence; or has repeatedly refused to obey lawful directions of the Company’s Board of Directors.

Under the employment agreement, “good reason” is defined as the occurrence of one or more of the following events without Mr. Widmer’s consent: (a) a material reduction in Mr. Widmer’s authority, duties, or responsibilities as defined; (b) the Company is declared bankrupt; or a receiver is appointed if the Company ceases business operations; or (c) the Company’s material breach of any provision of the agreement; provided, however, that “good reason” shall only be deemed to have occurred if (i) the Company fails to cure the circumstances within 15 days following its receipt of a written notice from Mr. Widmer describing such circumstances and (ii) Mr. Widmer terminates his employment with the Company.

Change in Control Benefits.  The agreement with Mr. Widmer will continue in the event of a change in control in the Company occurring on or before July 31, 2010; however, in such event, Mr. Widmer would have the right to tender notice of his resignation upon notice within 30 days, and would receive severance benefits equal to 24 months in a lump sum payment, as well as 18 months of continuation of health benefits.

A “change in control” of the Company is defined as the completion of any sale, transfer, merger or consolidation of the Company with any other organization if the Company’s shareholders before the transaction own less than 50 percent of the common stock of the organization after the transaction; or the sale or other disposition of all or substantially all of the assets of the Company.

Covenant Not to Compete

Effective with the Merger, Mr. Widmer and the Company also entered into a separate agreement whereby Mr. Widmer agreed through July 1, 2013, not to engage, or permit or cause any of his affiliates to engage in the manufacturing, advertising, marketing, sale or distribution, whether for himself or for third parties, of any malt beverage, soda beverage or alcoholic beverage product, in North America not produced by the Company. Mr. Widmer also agreed through July 1, 2013 not to encourage any of the Company’s employees to leave its employment to join or enter into an employment or service agreement with a competitor, and not to solicit or encourage any of the Company’s customers or potential customers to limit, restrict or cease use of the Company’s products or services.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with Moss Adams LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under Statement on Auditing Standards No. 61, Communication with Audit Committees, which includes a review of the findings of the independent accountant during its examination of the Company’s financial statements. The Audit Committee has received the written disclosures and the letter from Moss Adams LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with Moss Adams LLP its independence.

Based upon the review and discussions of the Audit Committee with respect to the items listed above, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the SEC. The Audit Committee has also recommended, subject to shareholder approval, the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2010.

Respectfully Submitted,

Kevin R. Kelly (Chair)
David R. Lord
John D. Rogers, Jr.
Audit Committee Members

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 9, 2010, certain information regarding beneficial ownership of the Company’s common stock (a) by each person known to the Company to be the beneficial owner of more than five percent of the outstanding common stock, (b) by each director and nominee for director, (c) by the named executive officers (as defined at “Executive Compensation — Compensation Objectives”) and (d) by all of the Company’s executive officers and directors who were serving in such capacity at December 31, 2009, as a group.

Unless otherwise indicated, the address for each listed director and officer is Craft Brewers Alliance, Inc., 929 N. Russell Street, Portland, Oregon 97227. Except as indicated by footnote, to our knowledge, the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable. Except where noted, percentage of beneficial ownership is based on 17,074,063 shares of common stock outstanding as of April 9, 2010.

	Number of Shares	Percentage of
	of Common Stock	Common Stock
Name and Address	Beneficially Owned(1)	Outstanding(1)

Busch Investment Corporation	6,069,047	35.5%
One Busch Place St. Louis, MO 63118
Kurt R. and Ann G. Widmer(2),(3)	1,969,881	11.5%
Robert P. and Barbara B. Widmer(2),(4)	1,099,820	6.4%
Timothy P. Boyle(5)	457,660	2.7%
Andrew R. Goeler	3,000	*
Kevin R. Kelly	26,100	*
David R. Lord	22,213	*
John D. Rogers Jr.(6)	20,940	*
Anthony J. Short	3,000	*
Terry E. Michaelson	24,116	*
Mark D. Moreland	8,091	*
V. Sebastian Pastore	36,438	*
All executive officers and directors as a group (12 individuals)	2,574,993	15.2%

*	Less than 1%

(1)	Includes shares of common stock subject to options currently exercisable or exercisable within 60 days of April 9, 2010 as follows: Mr. Lord, 12,000 shares; Mr. Rogers, 8,000 shares; Mr. Michaelson, 1,817 shares; Mr. Moreland, 1,691 shares; Mr. Pastore, 1,438 shares; and all executive officers and directors as a group, 27,500 shares.

(2)	Kurt R. Widmer and Robert P. Widmer are brothers. Robert P. Widmer holds the position of Vice President of Corporate Quality Assurance and Industry Relations with the Company. Messrs. Widmer acquired their shares of common stock in exchange for their Widmer shares in the Merger.

(3)	Effective October 8, 2009, Mr. Widmer transferred ownership of 1,931,014 shares of the Company’s common stock to joint tenancy with right of survivorship with Ms. Widmer. At the time of transfer, Ms. Widmer held 38,867 shares of the Company’s common stock in her name.

(4)	Effective October 8, 2009, Mr. Widmer and Ms. Widmer transferred ownership of 1,086,541 shares and 13,279 shares, respectively, of the Company’s common stock to joint tenancy with right of survivorship with one another.

(5)	Includes 1,818 shares held by Mr. Boyle’s child.

(6)	Includes 3,000 shares held by Mr. Rogers’ spouse.

RELATED PERSON TRANSACTIONS

Statement of Policy on Related Person Transactions

The Company has adopted a policy of not engaging in business transactions with its officers, directors, nominees for director, beneficial owners of more than 5% of its common stock and immediate family members or affiliates of the foregoing (each a “Related Person”) except upon terms that are fair and reasonable as determined in good faith by the Company’s Audit Committee. Nevertheless, the Company recognizes that there may be situations where such transactions with a Related Person may be in, or may not be inconsistent with, the best interests of the Company and its shareholders. Therefore, the Company has adopted a Statement of Policy with respect to such related person transactions that guides the review and approval or ratification of these transactions by the Company.

Under the Statement of Policy, a “related person transaction” is a transaction between the Company and any Related Person, other than transactions available to all employees generally and transactions involving less than $10,000 when aggregated with all similar transactions. The Audit Committee has been tasked with the review and approval of all related person transactions. The Audit Committee considers all relevant facts and circumstances available in making its determination as to a related person transaction, including (if applicable) but not limited to: the benefits to the Company; the impact on a director’s independence in the event the Related Person is a director, an immediate family member of a director or an entity which is owned or controlled in substantial part by a director; the availability of other sources for comparable products or services; the terms of the transaction; and the terms available to unrelated third parties or to employees generally. A copy of the Company’s Statement of Policy with respect to related person transactions is available on the Company’s website at www.craftbrewers.com (select — Investor Relations — Governance — Highlights).

Certain Related Person Transactions

Transactions with A-B

Since October 1994, the Company has benefited from a distribution relationship with A-B, pursuant to which the Company distributes its products in substantially all of its markets through A-B’s wholesale distribution network. In 2004, the Company executed three agreements, an exchange and recapitalization agreement (“Exchange Agreement”), a distribution agreement (“A-B Distribution Agreement”) and a registration rights agreement that collectively constitute the framework of its existing relationship with A-B.

The A-B Distribution Agreement, Exchange Agreement and registration rights agreement were modified effective July 1, 2008, to reflect A-B’s consent to and effect of the Merger (“Consent and Amendment Agreement”). The Consent and Amendment Agreement extended the expiration date of the A-B Distribution Agreement to December 31, 2018 and modified, in part, the scope of the distribution area to include those regions that were previously covered under an agreement between the Company and Craft Brands. The amended A-B Distribution Agreement provides for an automatic renewal for an additional ten-year period absent A-B providing written notice to the contrary on or prior to June 30, 2018.

Pursuant to the amended Exchange Agreement, A-B is entitled to designate two members of the Company’s Board of Directors. A-B also generally has the contractual right to have one of its designees observe each committee of the Board of Directors of the Company. Messrs. Goeler and Short are the A-B designated directors and are both currently employees of A-B. The amended Exchange Agreement also contains limitations on the Company’s ability to take certain actions without A-B’s prior consent, including but not limited to the Company’s ability to issue equity securities or acquire or sell assets or stock, amend its Articles of Incorporation or bylaws, grant board representation rights, enter into certain transactions with affiliates, distribute its products in the United States other than through A-B or as provided in the A-B Distribution Agreement, or voluntarily delist or terminate its listing on The Nasdaq Stock Market. Further, if the A-B Distribution Agreement is terminated, A-B has the right to solicit and negotiate offers from third parties to purchase all or substantially all of the assets or securities of the Company or to enter into a merger or consolidation transaction with the Company, and the right to cause the Board of Directors of the Company to consider any such offer.

The amended A-B Distribution Agreement provides for the distribution of Widmer-, Redhook-, and Kona-branded products in all states, territories and possessions of the United States, including the District of Columbia. Under the amended A-B Distribution Agreement, the Company has granted A-B the first right to distribute the Company’s products, including products marketed by the Company under any agreements between Kona and the Company, and any new products. The Company is responsible for marketing its products to A-B’s distributors, as well as to retailers and consumers.

For the year ended December 31, 2009, sales to A-B through the amended A-B Distribution Agreement totaled $110.5 million, which represented 83.9% of the Company’s sales for the corresponding period.

For all sales made pursuant to the amended A-B Distribution Agreement, the Company pays A-B certain fees, described in further detail below. A Margin fee applies to all product sales (“Margin”), except for sales to the Company’s retail operations, pubs and restaurants and dock sales. The Company also pays an additional fee for any shipments that exceed shipment levels as established in the amended A-B Distribution Agreement (“Additional Margin”). For the year ended December 31, 2009, the Company paid a total of $5.8 million in fees related to Margin and Additional Margin.

Also included in the amended A-B Distribution Agreement are fees associated with administration and handling, including invoicing costs, staging costs, cooperage handling charges and inventory manager fees. These fees totaled approximately $394,000 for the year ended December 31, 2009.

In certain instances, the Company may ship its product to A-B wholesaler support centers (“WSCs”) rather than directly to the wholesaler. WSCs consolidate small wholesaler orders for the Company’s products with orders of other A-B products prior to shipping to the wholesaler. WSC fees for these shipments totaled $418,000 for the year ended December 31, 2009.

Under a separate agreement, the Company purchased certain materials, primarily bottles and other packaging materials, through A-B totaling $22.6 million in 2009. During 2009, the Company paid A-B amounts totaling $63,000 for media purchases and advertising services.

Associated with its purchase of A-B’s Pacific Ridge brand, trademark and related intellectual property, the Company pays A-B an annual royalty based on shipments of this brand, which it will pay until 2023. The Company paid royalties of $66,000 during the year ended December 31, 2009.

In connection with the shipment of its draft products per the amended A-B Distribution Agreement, the Company collects refundable deposits on its kegs from A-B on behalf of A-B’s wholesalers. As these wholesalers generally hold an inventory of the Company’s kegs at their warehouse and in retail establishments, A-B assists in monitoring the inventory of kegs received by its wholesalers. The wholesaler pays a flat fee to the Company through A-B for each keg determined to be lost and also forfeits the deposit. For the year ended December 31, 2009, the Company received from A-B $104,000 for lost keg fees and wrote-off keg deposits totaling $155,000 related to lost kegs.

The Company periodically leases kegs from A-B pursuant to a separate agreement under which it paid lease and handling fees totaling $48,000 for the year ended December 31, 2009.

As of December 31, 2009, net amounts due from A-B of $1.8 million were outstanding. In connection with the sale of beer pursuant to the A-B Distribution Agreement, the Company’s accounts receivable reflect significant balances due from A-B, and the refundable deposits and accrued expenses reflect significant balances due to A-B. Although the Company considers these balances to be due to or from A-B, the final destination of the Company’s products is an A-B wholesaler and payments by the wholesaler are settled through A-B.

Transactions with Directors, Officers and Other Principal Shareholders of the Company

As a result of the Merger, the Company assumed several lease contracts with lessors whose members include Related Persons. The Company leases its headquarters office and restaurant space located in Portland, Oregon from Smithson & McKay LLC, whose members include Mr. Widmer, Robert P. Widmer and Kristen Maier-Lenz, a sister to Messrs. Widmer. The lease expires in 2034, with an extension at the Company’s option for two 10-year periods. The Company is responsible for taxes, insurance and maintenance associated with these leases. The Company paid lease rentals to Smithson & McKay LLC totaling $58,000 for the year ended December 31, 2009. Rental payments under the lease are adjusted each year to reflect changes in the consumer price index (“CPI”). The lease payments during an extension period, if applicable, will be established at fair market levels at the beginning of each period. The Company holds a right to purchase these facilities at the greater of $2.0 million or the fair market value of the property as determined by a contractually established appraisal method. The right to purchase is not valid in the final year of the lease term or in each of the final years of the renewal terms, as applicable.

The Company leases its storage facilities and land located in Portland, Oregon, and certain equipment from Widmer Brothers LLC, whose members include Messrs. Widmer. The lease expires in 2017 with an extension at the Company’s option for two five-year periods. The Company is responsible for taxes, insurance and maintenance associated with these leases. The Company paid lease rentals to Widmer Brothers LLC totaling $60,000 for the year ended December 31, 2009. Rental payments under the leases are adjusted each year to reflect increases in the CPI. The lease payments during an extension period, if applicable, will be established at fair market levels at the beginning of each period.

The Company and Robert P. Widmer (“Rob Widmer”) entered into an employment agreement employing him in the position of Vice President of Corporate Assurance and Industry Relations effective July 1, 2008, with an initial term ending July 31, 2010, under which the annual base salary was $185,000 for the year ended December 31, 2009, paid in accordance with the Company’s normal payroll policies. While the annual base salaries, position and associated responsibilities differ, the terms of Rob Widmer’s employment agreement are similar to the terms of Kurt Widmer’s employment agreement. See “Material Terms of Mr. Widmer’s Employment Agreement” above.

Under the Company’s employment agreement with Rob Widmer, severance and change in control benefits are provided for under certain circumstances. The terms and circumstances under which the Company would pay Rob Widmer either severance or change in control benefits are similar to the terms and circumstances under which the Company would pay Kurt Widmer either severance or change in control benefits. See “Severance and Change in Control Benefits” above.

Effective with the Merger, Rob Widmer and the Company also entered into a separate agreement whereby Rob Widmer agreed not to compete with the Company under certain terms and conditions. The agreement is similar to the agreement between the Company and Kurt Widmer. See “Covenant Not to Compete” above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that the Company’s officers and directors, and persons who own more than ten percent of the Company’s common stock, file reports of ownership and changes of ownership with the SEC. Based solely on its review of the copies of such reports received by the Company and on written representations by the Company’s officers and directors regarding their compliance with the applicable reporting requirements under Section 16(a) of the Exchange Act, the Company believes that, with respect to its fiscal year ended December 31, 2009, all filing requirements applicable to its officers and directors, and all of the persons known to the Company to own more than ten percent of its common stock, were complied with by such persons, with one exception. On October 8, 2009, as a result of Mr. Widmer’s transfer of 1,931,014 shares of the Company’s common stock to joint tenancy with Ms. Widmer, Ms. Widmer acquired an interest in at least 10% of the Company’s common stock, which was not reported under Section 16(a) until March 26, 2010.

EXECUTIVE COMPENSATION

Compensation Overview

Introduction.  As the Company currently qualifies as a “smaller reporting company” under relevant SEC regulations, the Company has elected to comply with the executive compensation disclosure requirements applicable to smaller reporting companies. The following Compensation Overview is not comparable to the “Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

This Compensation Overview section discusses the compensation programs and policies for the Company’s executive officers and the Compensation Committee’s role in the design and administration of these programs and policies in making specific compensation decisions for the Company’s executive officers.

The Company’s executive compensation programs include four primary components:

•	Base salary. Base salary is the guaranteed element of an executive’s annual cash compensation. The level of base salary reflects the Compensation Committee’s assessment of the employee’s long-term performance, skill set and the market value of that skill set.

•	Annual cash bonus opportunities. Performance-based incentive cash payments are intended to reward executives for achieving specific financial and operational goals both at a corporate and an individual level.

•	Long-term incentive payments. Long-term incentives, such as stock options, are intended to focus the executives on taking steps that they believe are necessary to ensure the Company’s long-term success, and to align their interests with other shareholders.

•	Severance payments. Executive employment agreements provide for severance payments as a means of recruiting and retaining top quality executives, by assuring them of a reasonable amount of compensation in the event of termination of employment under specified circumstances.

The following table sets forth information regarding compensation earned during the Company’s fiscal years ended December 31, 2009 and 2008 (a) by the Chief Executive Officer, and (b) by the two most highly compensated executive officers other than the Chief Executive Officer during 2009 who were serving as executive officers at December 31, 2009. During 2009, all executive officers served for the entire year. The individuals included in the table collectively referred to as the “named executive officers,” joined the Company as of July 1, 2008. Amounts reported for 2008 reflect compensation paid to the named executive officer while in the Company’s employ.

Summary Compensation Table

					Nonequity
					Incentive
				Option	Plan	All Other
	Year	Salary	Bonus(1)	Awards(2)	Compensation(3)	Compensation(4)	Total
Name and Principal Position(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)

Terry E. Michaelson,	2009	$213,462	$—	$6,465	$107,500	$9,800	$337,227
Chief Executive Officer(5)	2008	94,059	—	—	—	3,388	97,447
Mark D. Moreland,	2009	200,000	—	6,016	100,000	8,000	314,016
Chief Financial Officer and Treasurer(6)	2008	100,000	20,000	—	—	4,800	124,800
V. Sebastian Pastore,	2009	170,000	—	5,114	51,000	6,801	232,915
Vice President, Brewing Operations and Technology(7)	2008	85,000	14,000	—	—	—	99,000

(1)	Represents bonuses earned prior to the Merger while in the employ of Widmer, but paid by the Company following the Merger.

(2)	Represents the grant date fair value (computed in accordance with ASC 718) with respect to grants of employee stock options. See Note 10 to the Company’s audited financial statements included in its Annual Report on Form 10-K for the year ended December 31, 2009.

(3)	Represents annual cash incentive awards earned in 2009 and paid in 2010 following determination of the extent to which performance goals were met.

(4)	All other compensation for 2009 and 2008 represents the 401(k) employer matching contributions paid or accrued for the benefit of certain officers.

(5)	Mr. Michaelson has served in his present position since November 13, 2008. He was the Company’s Co-Chief Executive Officer beginning July 1, 2008. Prior to the Merger, Mr. Michaelson was employed by Craft Brands.

(6)	Mr. Moreland has served in his present position since August 2008. He was the Company’s Chief Accounting Officer beginning July 1, 2008. Prior to the Merger, Mr. Moreland was employed by Widmer.

(7)	Mr. Pastore has served in his present position since July 1, 2008. Prior to the Merger, Mr. Pastore was employed by Widmer.

Material Terms of Employment Letter Agreements

The Company entered into revised employment letter agreements dated March 29, 2010, with the named executive officers with terms reflected in the table below:

		Annual Incentive Plan Compensation		Duration of
	Initial	(As a Percentage of Salary)(2)		Severance
	Annual Base	Corporate	Individual	Period as of
Named Executive Officer	Salary(1)	Target	Objectives	12/31/2009(3)

Terry E. Michaelson(4)	$221,450	42%	8%	15 months
Mark D. Moreland	206,000	42%	8%	6 months
V. Sebastian Pastore	175,100	25%	5%	19 months

(1)	The initial annual base salary is as of April 1, 2010. Increases are at the Compensation Committee’s sole discretion.

(2)	Represents the maximum payable, including any stretch components, under the annual cash bonus opportunities described below.

(3)	See the discussion under the heading “Severance Benefits” below.

(4)	Mr. Michaelson is entitled to long-term bonus amounts earned in 2007 and payable in installments under a previous employment agreement with Craft Brands. The long-term bonus amounts payable to Mr. Michaelson are $35,777 in 2010 and $16,013 in 2011.

Annual Cash Bonus Opportunities

The Company’s employment letter agreements with its executive officers provide for annual cash bonus opportunities subject to the attainment of corporate level goals and individual performance objectives.

The corporate level goal for 2009 was measured by earnings before interest, taxes, depreciation and amortization (“EBITDA”), and included a stretch component for achievement of EBITDA at a defined level in excess of the target. EBITDA as calculated reflects the potential bonuses as expense.

The individual operating objectives are based upon achieving financial, strategic, and other goals in functional areas for which an executive has responsibility. Goals for one or more of the Company’s executive officers for 2009 included successfully executing strategic initiatives, increasing off-premise product distribution, executing operating expense reductions, meeting specified budget targets, and improving financial and management reporting processes.

The Compensation Committee determines the extent to which performance goals have been satisfied following the end of each fiscal year. Payment, if any, is made promptly following such determination.

Severance Benefits

Under the Company’s employment letter agreements with its executive officers, severance benefits become payable in the event the executive officer’s employment is involuntarily terminated without cause (as defined) or by the employee as a result of actions by the Company constituting good reason (as defined).

The named executive officers will be entitled to severance benefits under the circumstances discussed above for a period of time (the “Severance Period”) as follows:

(1) For a termination effective after December 31, 2009, and before January 1, 2011, a Severance Period equal to the lesser of (a) one month for each full year of service accrued with the Company (or Widmer or Craft Brands) or (b) 24 months.

(2) For a termination effective on or after January 1, 2011, a Severance Period equal to, for Messrs. Michaelson and Pastore, 12 months; and for Mr. Moreland, the lesser of (a) two weeks for each full year of service accrued with the Company (or Widmer) or (b) 12 months.

(3) In no event shall the Severance Period be less than 6 months.

Messrs. Michaelson, Moreland and Pastore will also be entitled to receive, for the lesser of the Severance Period or 18 months, health benefits comparable to those being received at the time of termination.

The remaining severance benefits payable to each of the named executive officers will terminate if the named executive officer accepts employment or associates with a brewing or other company that the Company determines, in its reasonable discretion, is a competitor of the Company or the alcoholic beverage business of A-B as of the effective date of such employment or association. Health benefits will terminate if the named executive officer accepts employment during the Severance Period with another employer who provides similar health benefits.

Under the employment letter agreements, “for cause” is defined as the named executive officer engaging in conduct which has substantially and adversely impaired the interests of the Company, or would be likely to do so if the named executive officer were to remain employed by the Company; has engaged in fraud, dishonesty or self-dealing relating to or arising out of his employment with the Company; has violated any criminal law relating to his employment or to the Company; has engaged in conduct which constitutes a material violation of a significant Company policy or the Company’s Code of Ethics, including, without limitation, violation of policies relating to discrimination, harassment, use of drugs and alcohol and workplace violence; or has repeatedly refused to obey lawful directions of the Company’s Board of Directors.

Under the employment letter agreements, “good reason” is defined as the occurrence of one or more of the following events without the named executive officer’s consent: (a) a material reduction in his authority, duties, or responsibilities as defined; (b) a material reduction in the authority, duties, or responsibilities of the person or persons to whom the named executive officer reports (including, for the Chief Executive Officer, a requirement that he report to a Company officer or employee instead of reporting directly to the Company’s Board of Directors); or (c) a relocation of the named executive officer’s workplace to a location that is more than 100 miles from Portland, Oregon. The agreements include provisions for written notice and an opportunity for the Company to cure the issue(s).

The following table quantifies for each named executive officer the estimated potential cash severance benefits and the continuation of health benefits that would be provided if the circumstances described above had occurred as of December 31, 2009.

		Potential
	Monthly	Cash	Continuation of	Total
	Salary at	Severance	Health	Severance
Named Executive Officer	12/31/09	Benefit	Benefits(1)	Benefits

Terry E. Michaelson	$17,917	$268,750	$17,403	$286,153
Mark D. Moreland	16,667	100,000	—	100,000
V. Sebastian Pastore	14,167	269,167	6,911	276,078

(1)	Based on COBRA premium rates in effect as of December 31, 2009. Mr. Moreland is not currently enrolled in the Company’s health plans so no health benefit would be payable.

Other Benefits

The Company’s employment letter agreements with its executive officers provide for participation in all of the Company’s employee benefit programs for which the executive officer is eligible, including the Company’s 401(k) plan. Under the 401(k) plan, the executive officer’s contributions may be made on a before-tax basis, subject to IRS limits. The Company may match contributions up to four percent of eligible compensation at its discretion. For 2009, the Company elected to match the contributions of all eligible participants upon attainment of a defined level of EBITDA. The Company funded the match in 2010. The Company’s matching contributions to the plan vest ratably over five years of service by the executive officer. For periods beginning in 2010, the Company will resume matching contributions consistent with its normal payroll practices on a 50 percent basis of up to six percent of eligible compensation.

Equity Awards

The following table shows information about unexercised options held by the named executive officers on December 31, 2009.

Outstanding Equity Awards at December 31, 2010 — Option Awards

	Number of Securities Underlying		Option
	Unexercised options		Exercise	Option
Name	Exercisable	Unexercisable(1)	Price	Expiration Date

Terry E. Michaelson	—	7,270	$1.25	2/11/2019
Mark D. Moreland	—	6,765	1.25	2/11/2019
V. Sebastian Pastore	—	5,750	1.25	2/11/2019

(1)	The options vest in four equal annual installments beginning on February 11, 2010.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Seven directors are to be elected at the Annual Meeting, to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. Timothy P. Boyle, Andrew R. Goeler, Kevin R. Kelly, David R. Lord, John D. Rogers Jr., Anthony J. Short and Kurt R. Widmer have been nominated by the Board of Directors for re-election at the Annual Meeting. All of the nominees are currently directors of the Company. The accompanying proxy will be voted for these nominees, except where authority to so vote is withheld. Shares held through a broker will only be voted in favor of the director nominees if the shareholder provides specific voting instructions to the broker consistent with the proposal. Should any nominee be unable to serve, the persons named in the proxy may vote for any substitute designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED IN PROPOSAL NO. 1.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of Moss Adams LLP (“Moss Adams”), independent registered public accountants, to audit the Company’s financial statements for the fiscal year ending December 31, 2010.

At the Annual Meeting, the shareholders are being asked to ratify the appointment of Moss Adams as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010. Representatives of Moss Adams will be present at the Annual Meeting. The representatives of Moss Adams will have an opportunity to make statements and will be available to respond to appropriate questions from shareholders.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees billed or to be billed by Moss Adams for professional services rendered with respect to fiscal years ended December 31, 2009 and 2008. All of these services were approved by the Audit Committee:

	2009	2008

Audit Fees(1)	$241,000	$384,400
Audit Related Fees(2)	2,609	36,464

	$243,609	$420,864

(1)	Audit fees include the audit of the Company’s annual financial statements, reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for such years, update services rendered in conjunction with effective registration statements, and for 2008, services rendered in conjunction with the prospectus/joint proxy statement associated with voting on the Merger.

(2)	The 2009 fees relate to incidental costs incurred during the audit and reviews. The 2008 fees relate to services rendered in conjunction with additional audit procedures required related to the Company’s accounting for the purchase of Widmer ($14,400); consultation on accounting and financial reporting matters throughout 2008 ($17,104); and incidental costs incurred during the audit and reviews ($4,960).

Auditor Independence

In 2009, there were no other professional services provided by Moss Adams that would have required the Audit Committee of the Board of Directors to consider their compatibility with maintaining the independence of Moss Adams.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee is responsible for appointing and overseeing the work of the Company’s independent auditor. The Audit Committee has established the following procedures for the pre-approval of all audit and permissible non-audit services provided by the independent auditor.

Before engagement of the independent auditor for the next year’s audit, the independent auditor will submit a detailed description of services expected to be rendered during that year for each of the following categories of services to the Audit Committee for approval:

•	Audit services. Audit services include work performed for the audit of the Company’s financial statements and the review of financial statements included in the Company’s quarterly reports, as well as work that is normally provided by the independent auditor in connection with statutory and regulatory filings.

•	Audit related services. Audit related services are for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not covered above under “audit services.”

•	Tax services. Tax services include all services performed by the independent auditor’s tax personnel for tax compliance, tax advice and tax planning.

•	Other services. Other services are those services not described in the other categories.

Before engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor to report actual fees versus budgeted fees periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the services must be pre-approved by the Audit Committee before the independent auditor is engaged.

If this proposal does not receive the affirmative approval of a majority of the votes cast on the proposal, the Board of Directors will reconsider the appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF MOSS ADAMS LLP.

PROPOSAL NO. 3 — APPROVE THE 2010 STOCK INCENTIVE PLAN

On March 17, 2010, the Board of Directors adopted, subject to shareholder approval, the Craft Brewers Alliance, Inc. 2010 Stock Incentive Plan (the “2010 Plan”). The Board adopted, and recommends that the shareholders approve, the 2010 Plan because the Company’s existing equity incentive plans, which are the 2002 Stock Option Plan (the “2002 Plan”) and the 2007 Stock Incentive Plan (the “2007 Plan”) have almost no shares remaining available for new awards. As of April 9, 2010, the 2002 Plan and the 2007 Plan have only 4,679 shares and 18,000 shares, respectively, reserved for future awards. Unless a new equity incentive plan becomes effective, the Company will generally be limited in its ability to grant equity incentives to its employees and directors. Upon approval of the 2010 Plan, no more grants of stock-based awards will be made under either the 2002 Plan or the 2007 Plan.

The Board believes that the ability to grant new equity-based awards is important to the Company and its shareholders in order to enable the Company to attract, retain and reward highly qualified officers and directors, to motivate them to promote the Company’s long-term growth, profitability and success and to provide incentives that are linked directly to increases in share value, which will also benefit the Company’s other shareholders.

The 2010 Plan provides for stock-based awards relating to up to 750,000 shares of common stock (subject to certain anti-dilution adjustments as described below). No awards have been allocated or granted under the 2010 Plan as of the date of this proxy statement. The market price of the common stock on April 15, 2010, was $2.58 per share. The 2010 Plan will be administered by the Compensation Committee of the Company’s Board of Directors composed of not less than three independent directors (the “Committee”), unless the Board delegates administration to a different committee of the Board or decides to administer the 2010 Plan itself.

A copy of the 2010 Plan is attached to this proxy statement as Appendix B. The following description of the 2010 Plan is a summary and does not purport to be fully descriptive. Please refer to Appendix B for more detailed information about the 2010 Plan.

Summary of Terms of the 2010 Plan

Effective Date and Term.  If the 2010 Plan is approved by the shareholders at the Annual Meeting, it will become effective on May 26, 2010 and will terminate automatically on May 25, 2020. No awards may be granted under the 2010 Plan after it is terminated.

Types of Awards.  The 2010 Plan provides for the following types of awards: stock options, restricted stock, restricted stock units, performance awards and stock appreciation rights (“SARS”).

Stock Subject to the 2010 Plan.  Subject to adjustment in the event of stock splits, stock dividends and similar events, a maximum of 750,000 shares of the Company’s common stock are authorized for issuance under the 2010 Plan. Any shares of common stock that are subject to an award that expires or terminates, or that are reacquired pursuant to the forfeiture provisions of any award, will be available for issuance in connection with future grants of awards under the 2010 Plan. If any payment required in connection with an award is satisfied through the tendering or withholding of shares of common stock, only the number of shares of common stock issued by the Company, net of the shares tendered or withheld, will be counted for purposes of determining the number of shares of common stock available for issuance under the 2010 Plan.

Eligibility to Receive Awards.  Incentive stock options may be granted only to employees. Awards other than incentive stock options may be granted to those employees and directors of the Company that the plan administrator selects from time to time. The number of persons eligible to participate in the 2010 Plan as of April 15, 2010, is estimated to be approximately five employees and six non-employee directors.

Terms and Conditions of Stock Option Grants.  Options granted under the 2010 Plan may be “incentive stock options” (“ISOs”) (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) or “nonqualified stock options.” Up to a maximum of 400,000 shares may be awarded as ISOs. The exercise price for each option granted under the 2010 Plan will be determined by the plan administrator, but will not be less than 100% of the common stock’s fair market value on the date of grant. For purposes of the 2010 Plan, “fair market value” means the closing sale price for the common stock on the Nasdaq Stock Market. Without the approval of the Company’s shareholders, no amendment of any outstanding option may reduce its exercise price or cancel or amend the option for the purpose of replacing or regranting the option with a lower exercise price, except as provided below under “Adjustment of Shares.”

The exercise price for shares purchased upon exercise of options must be paid in cash, unless the plan administrator authorizes payment by (a) tender of shares of common stock already owned by the option holder, (b) delivery to the Company of a copy of instructions to a broker directing the broker to sell the common stock for which the option is exercised and remit to the Company the aggregate exercise price of such option, (c) for nonqualified stock options only, authorizing the Company to withhold shares otherwise issuable under the award, or (d) such other legal consideration as the plan administrator may find acceptable.

The option term will be fixed by the plan administrator but, in the case of an ISO, may not be more than ten years. The plan administrator may specify a vesting schedule pursuant to which an option will be exercisable. The plan administrator may also specify the circumstances under which an option will be exercisable in the event the optionee ceases to provide services to the Company. If not so specified, the portion of an option that is vested and exercisable on the date of termination of services will be exercisable for three months after that date, but in no event may an option be exercised after the expiration of its term. An option will not be exercisable following termination of an optionee’s services for cause, as defined in the 2010 Plan.

ISOs will be subject to certain other limitations prescribed by the Code and set forth in the 2010 Plan.

Restricted Awards.  The plan administrator may make awards of “restricted stock,” which are actual shares of common stock, or “restricted stock units,” which are awards that have a value equal to the fair market value of a specified number of shares of common stock issuable in the future. The plan administrator will determine the terms and conditions of restricted awards. These terms and conditions may change from time to time and need not be identical, but each restricted award will include the substance of each of the following, to the extent applicable:

Purchase Price.  The purchase price for the restricted award, if any, which may be stated as cash, property or services.

Consideration.  The cash consideration, if any, that must be paid for common stock acquired pursuant to the restricted award.

Vesting.  The “restricted period,” if any, during which the common stock or the right to acquire the common stock will be forfeited to the Company if specified restrictions or conditions for the restricted award are not satisfied.

Termination of Service.  What will happen to the restricted award if the participant’s service terminates for any reason (unless otherwise specified, the unvested portion of the restricted award will be forfeited).

Restrictions on Transferability.  Any restrictions on transferability to which the restricted award is subject.

Performance Awards.  A performance award is an award entitling the recipient to acquire cash, actual shares of common stock or hypothetical common stock units having a value equal to the fair market value of an identical number of shares of common stock upon the attainment of specified performance goals. The plan administrator will determine whether and to whom performance awards will be made, the performance goals applicable under each award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded cash or shares.

Performance goals will be based on a pre-established objective formula or standard that specifies the manner of determining the amount of cash or the number of shares under the performance award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the plan administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a participant, a business unit or the Company. Such business criteria may include revenue, EBITDA, funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company’s attainment of expense levels, implementing or completion of critical projects, or improvement in cash-flow (before or after tax). Performance goals will be objective and designed to meet the requirements of Section 162(m) of the Code. Approval of the 2010 Plan by the Company’s shareholders will constitute approval of the foregoing performance goals for purposes of Section 162(m).

The plan administrator will determine the circumstances under which a performance award will be payable if a participant ceases to provide services to the Company. If not so established, the performance award will automatically terminate upon termination of the participant’s employment for any reason.

Stock Appreciation Rights.  The plan administrator is authorized to make awards of SARS with respect to a specified number of shares of common stock. A stock appreciation right will entitle the holder to receive any increase in the fair market value of the shares subject to the award over their fair market value of the time of grant of the award. Payment may be in cash or shares as specified in the award agreement.

Transferability.  Except as otherwise determined by the plan administrator, awards granted under the 2010 Plan may not be assigned or otherwise transferred by the holder other than by will or the laws of descent and distribution and, during the holder’s lifetime, awards may be exercised only by the holder.

Adjustment of Shares.  If any change is made in the common stock subject to the 2010 Plan or subject to any award through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company, then certain changes will be made as specified in the 2010 Plan to the number and/or class of shares available for awards, the number and/or class of shares covered by outstanding awards, the maximum number of shares of common stock with respect to which awards may be granted to any single option holder during any calendar year; and the exercise price of awards in effect prior to such change.

Corporate Transaction.  In the event of a change in control (as defined in the 2010 Plan) or any other corporate separation or division, merger or consolidation in which the Company is not the surviving entity, or a reverse merger in which the Company is the surviving entity but the shares of common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, the plan administrator is given broad discretion under the 2010 Plan to, among other things, continue outstanding awards with appropriate modifications, substitute new awards for outstanding awards, or cancel outstanding awards in consideration for certain payments.

If there are one or more continuing awards following a change in control, and the service of a participant holding one or more such awards is terminated without cause within a period of one year following the consummation of the change in control, or if the participant voluntarily terminates his or her service for good reason (as defined in the 2010 Plan) during such period, then, unless otherwise provided in the award agreement (a) the vesting and exercisability of all outstanding options held by the participant will accelerate in full; (b) the end of the restricted period for all outstanding restricted awards held by the participant will accelerate, and all restrictions and conditions of the restricted awards will lapse or be deemed satisfied, as the case may be; (c) the vesting of all outstanding performance awards held by the participant will accelerate in full; and (d) all outstanding SARS held by the participant will become exercisable in full.

Other Acceleration of Awards.  The plan administrator in its discretion may provide, either in the award agreement for an award or by a subsequent determination, for acceleration of the vesting and exercisability of the award at any time, or in the case of a restricted award for acceleration of the end of the restricted period at any time (in which event all restrictions and conditions of the restricted award shall lapse or be deemed satisfied, as the case may be).

Award Limits for Purposes of Section 162(m) of the Code.  The 2010 Plan has been designed to comply with the requirements of Section 162(m) of the Code, which imposes a $1.0 million limit on the amount of compensation that may be deducted by the Company for a single tax year with respect to each of the Chief Executive Officer and the four other most highly compensated executive officers of the Company. As a result, stock options, SARS and performance awards are expected to qualify as “performance based compensation” for purposes of Section 162(m) and to be excluded from the $1.0 million limitation. No employee may be granted options or SARS covering more than 250,000 shares of common stock during any fiscal year, or performance awards that could result in such employee receiving shares, hypothetical common stock units, or cash representing more than 250,000 shares during any fiscal year.

Amendment and Termination.  The Board may amend or terminate the 2010 Plan prior to its expiration, subject to shareholder approval in certain instances, as set forth in the 2010 Plan. The plan administrator may amend the terms of any award outstanding under the 2010 Plan, prospectively or retroactively. The amendment or termination of the 2010 Plan or the amendment of an outstanding award under the 2010 Plan may not, without a participant’s consent, impair the participant’s rights or increase the participant’s obligations under his or her award or create or increase the participant’s federal income tax liability with respect to an award.

Securities Authorized for Issuance Under Equity Compensation Plans

The following is a summary as of April 15, 2010 of all of the Company’s plans that provide for the issuance of equity securities as compensation. The summary does not include any shares to be issued under the 2010 Plan.

Number of Securities
Remaining Available
for Future Issuance under
	Number to be Issued	Weighted Average	Equity Compensation Plans
	Upon Exercise of	Exercise Price of	(Excluding Securities
	Outstanding Options	Outstanding Options	Reflected in
Plan Category	and Rights(a)	and Rights(b)	Column(a))(c)

Equity compensation plans approved by security holders	242,310	$2.17	22,679
Equity compensation plans not approved by security holders	—	—	—

Total	242,310	$2.17	22,679

Federal Income Tax Consequences of Awards

The 2010 Plan is intended to comply with the requirements of Section 409A of the Code, which governs deferred compensation. The 2010 Plan is also intended to comply with certain requirements contained in Section 162(m) of the Code, which relates to the deductibility by the Company of certain executive compensation for federal income tax purposes.

The following discussion summarizes the principal anticipated federal income tax consequences of grants of stock options and other awards under the 2010 Plan to participants and to the Company. The information in this proxy statement concerning federal income tax consequences is intended only for the general information of shareholders. Participants in the 2010 Plan should consult their own tax advisors, as the particular terms of individual awards and their specific circumstances likely will affect their particular income tax consequences.

Tax Consequences to Participants

Incentive Stock Options (“ISOs”).  ISOs granted under the 2010 Plan are intended to meet the requirements of Section 422 of the Code. No taxable income results to a participant upon the grant of an ISO or upon the issuance of shares when the ISO is exercised. The amount realized on the sale or taxable exchange of such shares in excess of the exercise price will be considered a capital gain and any loss will be a capital loss, except that if the sale or exchange occurs within one year after exercise of the ISO or two years after grant of the ISO, the participant will recognize compensation taxable at ordinary income tax rates measured by the amount by which the lesser of the (a) fair market value on the date of exercise or (b) amount realized on the sale of the shares, exceeds the exercise price. For purposes of determining alternative minimum taxable income, an ISO is treated as a nonqualified option.

Nonqualified Stock Options.  No taxable income is recognized upon the grant of a nonqualified option. In connection with the exercise of a nonqualified option, a participant will generally realize ordinary compensation income (self-employment income for non-employee directors) measured by the difference between the fair market value of the shares acquired on the date of exercise and the exercise price. The participant’s cost basis in the acquired shares is the fair market value of the shares on the exercise date. Any gain upon sale of the shares is capital gain and any loss will be a capital loss.

Payment of Exercise Price in Shares.  The Committee may permit participants to pay all or a portion of the exercise price of an option using previously-acquired shares of common stock. If an option is exercised and payment is made in previously held shares, there is no taxable gain or loss to the participant other than any gain recognized as a result of exercise of the option, as described above.

Stock Appreciation Rights (“SARS”).  The grant of SARS to a participant will not cause the recognition of income by the participant. Upon exercise of SARS, the participant will recognize ordinary income equal to the amount of cash payable to the participant plus the fair market value of any shares delivered to the participant.

Restricted Awards and Performance Awards.  In the case of restricted awards and performance awards, in general, a participant will not recognize any income upon issuance of an award. Generally, the participant will be required to recognize ordinary compensation income at the date or dates, if any, that shares vest in an amount equal to the value of such shares plus any cash received at the date of vesting. Taxable income generally is not recognized with respect to restricted stock units until the participant is entitled to delivery of the underlying shares.

Tax Consequences to the Company

To the extent participants qualify for capital gains treatment with respect to the sale of shares acquired pursuant to exercise of an ISO, the Company will not be entitled to any tax deduction in connection with ISOs. In all other cases, the Company will be entitled to receive a federal income tax deduction at the same time and in the same amount as the amount which is taxable to participants as ordinary income with respect to awards.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2010 STOCK INCENTIVE PLAN.

OTHER MATTERS

The Company knows of no other matters that are likely to be brought before the meeting. If, however, other matters that are not now known or determined come before the meeting, the persons named in the enclosed proxy or their substitutes will vote such proxy in accordance with their discretion.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders wishing to communicate with the Board of Directors, the non-management directors, or with an individual Board member concerning the Company may do so by writing to the Board, to the non-management directors, or to the particular Board member, and mailing the correspondence to: c/o Terry E. Michaelson, Craft Brewers Alliance, Inc., 929 N. Russell St., Portland, Oregon 97227. The envelope should indicate that it contains a shareholder communication. All such shareholder communications will be forwarded to the director or directors to whom the communications are addressed.

SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

An eligible shareholder who desires to have a qualified proposal considered for inclusion in the Proxy Statement prepared in connection with the Company’s 2011 Annual Meeting of Shareholders must deliver a copy of the proposal to the Secretary of the Company, at the Company’s principal executive offices, no later than December 24, 2010.

Proposals of shareholders that are not eligible for inclusion in the Proxy Statement and proxy for the Company’s 2011 Annual Meeting of Shareholders, or that concern one or more nominations for Directors at the meeting, must comply with the procedures, including minimum notice provisions, contained in the Company’s Amended and Restated Bylaws. Notice must be received by the Secretary of the Company by December 24, 2010. A copy of the pertinent provisions of the Bylaws is available upon request to Patrick R. Green, Craft Brewers Alliance, Inc., 929 N. Russell Street, Portland, Oregon 97227.

SOLICITATION OF PROXIES

The Company will bear the expense of preparing, printing and distributing proxy materials to its shareholders. In addition to solicitations by mail, there may be incidental personal solicitation at nominal cost by directors, officers, employees or agents of the Company. The Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to beneficial owners of the Company’s common stock for which they are record holders.

2009 ANNUAL REPORT AND ANNUAL REPORT ON FORM 10-K

A copy of the Company’s 2009 Annual Report, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 as filed with the SEC, is being mailed with this Proxy Statement to each shareholder of record. Shareholders not receiving a copy may obtain one without charge by mailing a request to Patrick R. Green, Craft Brewers Alliance, Inc., 929 N. Russell Street, Portland, Oregon 97227. The 2009 Annual Report is also available at the web address shown on the Notice of Annual Meeting.

IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY AND THAT YOUR SHARES ARE REPRESENTED. SHAREHOLDERS ARE URGED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

CRAFT BREWERS ALLIANCE, INC.

April 23, 2010
Portland, Oregon

APPENDIX A

Excerpt from the Amended and Restated Bylaws

2.3.2  Nominations for Directors

(a) Nominations of candidates for election as directors at an annual meeting of shareholders may only be made (i) by, or at the direction of, the Board of Directors, or (ii) by any shareholder of the corporation who is entitled to vote at the meeting and who complies with the procedures set forth in the remainder of this Section 2.3.2.

(b) If a shareholder proposes to nominate one or more candidates for election as directors at an annual meeting, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder’s notice must be delivered to, or mailed and received at, the principal office of the corporation (i) not less than one hundred twenty (120) days prior to the first anniversary of the date that the corporation’s proxy statement was released to shareholders in connection with the previous year’s annual meeting; (ii) a reasonable time before the corporation begins to print and mail its proxy materials if the date of this year’s annual meeting has been changed by more than thirty (30) days from the date of the previous year’s meeting; or (iii) not more than seven (7) days following the mailing to shareholders of the notice of annual meeting with respect to the current year’s annual meeting, if the corporation did not release a proxy statement to shareholders in connection with the previous year’s annual meeting, or if no annual meeting was held during such year.

(c) A shareholder’s notice to the Secretary under Section 2.3.2(b) shall set forth, as to each person whom the shareholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the number and class of shares of stock of the corporation that are beneficially owned on the date of such notice by such person, and (iv) if the corporation at such time has or at the time of the meeting will have any security registered pursuant to Section 12 of the Exchange Act, any other information relating to such person required to be disclosed in solicitations of proxies with respect to nominees for election as directors pursuant to Regulation 14A under the Exchange Act, including but not limited to information required to be disclosed by Schedule 14A of Regulation 14A, and any other information that the shareholder would be required to file with the Securities and Exchange Commission in connection with the shareholder’s nomination of such person as a candidate for director or the shareholder’s opposition to any candidate for director nominated by, or at the direction of, the Board of Directors. In addition to the above information, a shareholder’s notice to the Secretary under Section 2.3.2(b) shall (A) set forth (i) the name and address, as they appear on the corporation’s books, of the shareholder and of any other shareholders that the shareholder knows or anticipates will support any candidate or candidates nominated by the shareholder and (ii) the number and class of shares of stock of the corporation that are beneficially owned on the date of such notice by the shareholder and by any such other shareholders and (B) be accompanied by a written statement, signed and acknowledged by each candidate nominated by the shareholder, that the candidate agrees to be so nominated and to serve as a director of the corporation if elected at the annual meeting.

(d) The Board of Directors, or a designated committee thereof, may reject any shareholder’s nomination of one or more candidates for election as directors if the nomination is not made pursuant to a shareholder’s notice timely given in accordance with the terms of Section 2.3.2(b). If the Board of Directors, or a designated committee thereof, determines that the information provided in a shareholder’s notice does not satisfy the requirements of
Section 2.3.2(c) in any material respect, the Secretary of the corporation shall notify the shareholder of the deficiency in the notice. The shareholder shall have an opportunity to cure the deficiency by providing additional information to the Secretary within such period of time, not to exceed five (5) days from the date such deficiency notice is given to the shareholder, as the Board of Directors or such committee shall reasonably determine. If the deficiency is not cured within such period, or if the Board of Directors or such committee determines that the additional information provided by the shareholder, together with information previously provided, does not satisfy the requirements of Section 2.3.2(c) in any material respect, then the Board of Directors or such committee may reject the shareholder’s notice.

A-1

(e) Notwithstanding the procedures set forth in Section 2.3.2(d), if a shareholder proposes to nominate one or more candidates for election as directors at an annual meeting, and neither the Board of Directors nor any committee thereof has made a prior determination of whether the shareholder has complied with the procedures set forth in this Section 2.3.2 in connection with such nomination, then the chairman of the annual meeting shall determine and declare at the annual meeting whether the shareholder has so complied. If the chairman determines that the shareholder has so complied, then the chairman shall so state and ballots shall be provided for use at the meeting with respect to such nomination. If the chairman determines that the shareholder has not so complied, then, unless the chairman, in his sole and absolute discretion, determines to waive such compliance, the chairman shall state that the shareholder has not so complied and the defective nomination shall be disregarded.

A-2

APPENDIX B

CRAFT BREWERS ALLIANCE, INC.

2010 STOCK INCENTIVE PLAN

B-i

B-ii

CRAFT BREWERS ALLIANCE, INC.

2010 STOCK INCENTIVE PLAN

1.	PURPOSE; ELIGIBILITY.

1.1 Name of Plan; General Purposes.  The name of this plan is the Craft Brewers Alliance, Inc. 2010 Stock Incentive Plan (the “Plan”). The purposes of the Plan are (i) to enable Craft Brewers Alliance, Inc., a Washington corporation (the “Company”), and any Affiliate to obtain and retain the services of the types of Employees and Directors who will contribute to the Company’s long-term success and (ii) to provide incentives that are linked directly to increases in share value, which will benefit all shareholders of the Company.

1.2 Eligible Award Recipients.  The persons eligible to receive Awards are Employees and Directors.

1.3 Available Awards.  The Plan will afford eligible recipients of Awards an opportunity to benefit from increases in value of the Common Stock through the granting of one or more of the following types of Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Restricted Awards, (iv) Performance Awards, and (v) Stock Appreciation Rights.

2.	DEFINITIONS.

2.1 “Administrator” means whichever of the Board or the Committee is from time to time authorized by Section 3.1 to administer the Plan.

2.2 “Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code.

2.3 “Award” means any right granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Award, a Performance Award and a Stock Appreciation Right.

2.4 “Award Agreement” means a written agreement between the Company and a holder of an Award evidencing the terms and conditions of an individual Award grant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

2.5 “Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” shall be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

2.6 “Board” means the Board of Directors of the Company.

2.7 “Business Combination” has the meaning set forth in Section 2.9(e).

2.8 “Cause” means (a) in the case of a Participant who is subject to an employment or service agreement or employment policy manual of the Company or one of its Affiliates that provides a definition of “Cause,” “Cause” as defined therein, and (b) in the case of all other Participants (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material breach of a fiduciary duty with respect to the Company or an Affiliate, (ii) conduct tending to bring the Company into substantial public disgrace or disrepute, (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate, or (iv) material violation of state or federal securities laws. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2.9 “Change in Control” means:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of a Business Combination), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act);

(b) The Incumbent Directors ceasing for any reason to constitute at least a majority of the Board;

(c) The adoption of a plan relating to the liquidation or dissolution of the Company;

(d) Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) becoming, without the approval, recommendation or authorization of the Board, the Beneficial Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); or

(e) The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: 50% or more of the total voting power of (i) the entity that survives or results from the Business Combination (the “Surviving Entity”), or (ii) the ultimate parent entity (the “Parent Entity”) that directly or indirectly controls the Surviving Entity, is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares or other securities into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination.

(f) The foregoing notwithstanding, a transaction shall not constitute a Change in Control if (A) its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction; or (B) it constitutes a secondary public offering that results in any security of the Company being listed (or approved for listing) on any U.S. national securities exchange.

2.10 “Code” means the Internal Revenue Code of 1986, as amended.

2.11 “Committee” has the meaning set forth in Section 3.1.

2.12 “Common Stock” means the common stock, par value $0.005 per share of the Company.

2.13 “Company” means Craft Brewers Alliance, Inc., a Washington corporation.

2.14 “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Director will not constitute an interruption of Continuous Service. The Administrator or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence.

2.15 “Covered Employee” has the meaning set forth in Section 162(m)(3) of the Code.

2.16 “Date of Grant” means the date on which the Administrator adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award and from which the Participant begins to benefit from or be adversely affected by subsequent changes in the Fair Market Value of the Common Stock or, if a later date is set forth in such resolution, or determined by the Administrator, as the Date of Grant, then such date as is set forth in such resolution.

2.17 “Director” means a member of the Board.

2.18 “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.8 hereof, the term Disability shall have the meaning ascribed to it under Code Section 22(e)(3). The determination of whether an individual has a Disability shall be determined under procedures established by the Administrator. Except in situations where the Administrator is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.8 hereof within the meaning of Code Section 22(e)(3), the Administrator may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

2.19 “Effective Date” means the date the Plan is approved by the Company’s shareholders in accordance with Section 12.7.

2.20 “Employee” means any person employed by the Company or an Affiliate.

2.21 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.22 “Fair Market Value” means, as of any date, the value of the Common Stock as determined in good faith by the Administrator; provided, however, that (a) if the Common Stock is admitted to trading on a national securities exchange, the Fair Market Value on any date shall be the closing selling price reported for the Common Stock on such exchange for such date or, if no sales were reported for such date, for the most recent date on which such a sale was reported and (b) if the Common Stock is not admitted to trading on a national securities exchange, but is admitted to quotation on an over the counter market or any interdealer quotation system, the Fair Market Value on any given date shall be the average of the highest bid and lowest asked prices of the Common Stock reported for such date or, if no bid and asked prices were reported for such date, for the last day preceding that date for which such prices were reported.

2.23 “Good Reason” has the meaning set forth in the Participant’s Award Agreement, or if not defined therein, means, with respect to a Participant, the occurrence in connection with a Change in Control, without the Participant’s express written consent, of one of the following events or conditions:

(a) A material reduction in the level of the Participant’s responsibilities in comparison to the level thereof at the time of the Change in Control;

(b) The assignment to the Participant of a job title that is not of comparable prestige and status as the Participant’s job title at the time of the Change in Control;

(c) The assignment to the Participant of any duties inconsistent with the Participant’s position at the time of the Change in Control, other than pursuant to the Participant’s promotion;

(d) A material reduction in the Participant’s salary level;

(e) A material reduction in the overall level of employee benefits or perquisites available to the Participant at the time of the Change in Control, or the Participant’s right to participate therein, unless such reduction is nondiscriminatory as to the Participant;

(f) Requiring the Participant to be based anywhere more than 50 miles from the business location to which the Participant normally reported for work at the time of the Change in Control, other than for required business travel not significantly greater than the Participant’s business travel obligations at the time of the Change in Control; or

(g) Occurrence of any of the foregoing events and conditions before consummation of the Change in Control if the Participant reasonably demonstrates that such occurrence was at the request of a third party or otherwise arose in connection with or in anticipation of the Change in Control (for purposes of such demonstration, references in the foregoing events and conditions to the time of the Change in Control shall be deemed to refer to the time of commencement of discussions regarding the Change in Control).

2.24 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

2.25 “Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval without objection to such nomination in the proxy statement of the Company in which such person was named as a nominee for Director) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

2.26 “Market Stand-Off” has the meaning set forth in Section 12.6.

2.27 “Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

2.28 “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

2.29 “Option” means an Incentive Stock Option or a Nonstatutory Stock Option granted pursuant to the Plan.

2.30 “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

2.31 “Outside Director” means a Director who is an “outside director” within the meaning of Section 162(m) of the Code and Treasury Regulations Section 1.162-27(e)(3).

2.32 “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

2.33 “Performance Award” means Awards granted pursuant to Section 7.2, which may be share- or cash-denominated.

2.34 “Plan” means this Craft Brewers Alliance, Inc. 2010 Stock Incentive Plan.

2.35 “Restricted Award” means any Award granted pursuant to Section 7.1.1.

2.36 “Restricted Period” has the meaning set forth in Section 7.1.1.

2.37 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

2.38 “SAR Exercise Price” has the meaning set forth in Section 7.3.1.

2.39 “Securities Act” means the Securities Act of 1933, as amended.

2.40 “Stock Appreciation Right” or “SAR” means the right pursuant to an award granted pursuant to Section 7.3.

2.41 “Stock for Stock Exchange” has the meaning set forth in Section 6.4(i).

2.42 “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

3.	ADMINISTRATION.

3.1 Administration by Committee or Board.  The Plan shall be administered by the Compensation Committee of the Board unless the Board delegates administration to a different committee of the Board (the Compensation Committee or such other committee, as the case shall be, shall be referred to as the “Committee”) or determines to administer the Plan itself.

3.2 Powers of Administrator.  The Administrator shall have the power and authority to select Participants and grant them Awards pursuant to the terms of the Plan.

3.3 Specific Powers.  In particular, the Administrator shall have the authority: (a) to construe and interpret the Plan and apply its provisions; (b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan; (c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan; (d) to delegate its authority to one or more officers of the Company with respect to awards that do not involve Covered Employees or “insiders” within the meaning of Section 16 of the Exchange Act; (e) to determine when Awards are to be granted under the Plan; (f) from time to time to select, subject to the limitations set forth in the Plan, those Participants to whom Awards shall be granted; (g) to determine the number of shares of Common Stock to be made subject to each Award; (h) to determine whether an Option is to be an Incentive Stock Option or a Nonstatutory Stock Option; (i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such Award; (j) subject to Section 11.5, to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, the purchase price or exercise price, or the term of any outstanding Award; (k) to determine the duration and purpose of leaves of absence that may be granted to a Participant without constituting termination of his or her employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies; and (l) to exercise discretion to make any and all other determinations that it determines to be necessary or advisable for administration of the Plan.

3.4 Decisions Final.  All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants and any other person having any interest in an Award, unless such decisions are determined by a court having jurisdiction to have been arbitrary and capricious.

3.5 The Committee.  If the Plan is administered by a Committee, the Committee shall have, in connection with the administration of the Plan, the powers that the Board would possess if it were administering the Plan, including the power to delegate to a subcommittee or, to the extent permitted by applicable law, to the chair of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Administrator shall thereafter be to such subcommittee or chair), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the unanimous written consent of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.6 Section 409A Compliance.  Awards granted under the Plan are intended to be exempt from or comply with Section 409A of the Code (“Code Section 409A”) and ambiguous provisions, if any, in the Plan or any Award Agreement shall be construed in a manner that causes each Award to be exempt from or compliant with Code Section 409A, as appropriate.

4.	SHARES SUBJECT TO THE PLAN.

4.1 Share Reserve.  Subject to the provisions of Section 10.1 relating to adjustments upon changes in Common Stock, the shares that may be issued pursuant to Awards shall consist of the Company’s authorized but unissued Common Stock, and the maximum aggregate amount of such Common Stock that may be issued upon exercise of all Awards under the Plan shall be 750,000 shares, of which a maximum of 400,000 shares may be issued as Incentive Stock Options. If any payment required in connection with an Award (whether on account of the exercise price for an Option or Award, the satisfaction of withholding tax liabilities in connection with the Award or otherwise) is satisfied through the tendering of shares of Common Stock (either by actual tender or by attestation) or by the withholding of shares of Common Stock, only the number of shares of Common Stock issued by the Company, net of the shares tendered or withheld, shall be counted for purposes of determining the number of shares of Common Stock available for issuance under the Plan.

4.2 Reversion of Shares to the Share Reserve.  If any Award shall for any reason expire or otherwise terminate, in whole or in part, the shares of Common Stock not acquired under such Award shall revert to and again become available for issuance under the Plan. If shares of Common Stock issued under the Plan are reacquired by the Company pursuant to the terms of any forfeiture provision, such shares shall again be available for purposes of the Plan.

4.3 Prior Plans.  The Plan is separate from the Craft Brewers Alliance, Inc. 2007 Stock Incentive Plan and the Craft Brewers Alliance, Inc. 2002 Stock Option Plan (the “Prior Plans”). The adoption of the Plan neither affects nor is affected by the continued existence of the Prior Plans except that no further Awards will be granted under the Prior Plans after the Effective Date.

4.4 Source of Shares.  The shares of Common Stock subject to the Plan will be authorized but unissued Common Stock.

4.5 Use of Proceeds From Sale of Stock.  Cash proceeds from the sale of Common Stock pursuant to Awards shall constitute general funds of the Company.

5.	ELIGIBILITY.

5.1 Eligibility for Specific Awards.  Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees and to Directors.

5.2 Ten Percent Shareholders.  A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock at the Date of Grant and the Option is not exercisable after the expiration of five years from the Date of Grant.

5.3 Section 162(m) Limitation.  Subject to the provisions of Section 10.1 relating to adjustments upon changes in the shares of Common Stock, no Employee shall be eligible to be granted (a) Options or Stock Appreciation Rights covering more than 250,000 shares during any fiscal year or (b) Performance Awards that could result in such Employee receiving Common Stock, hypothetical Common Stock units, or cash (in the case of share-denominated cash Performance Awards) representing more than 250,000 shares of Common Stock during any fiscal year.

6.	OPTION PROVISIONS.

Each Option shall be in such form and shall contain such terms and conditions as the Administrator shall deem appropriate; provided, however, that no Option shall contain a “reload” feature automatically entitling the Optionholder to receive an additional Option upon exercise of the original Option. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Code Section 409A. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions, to the extent applicable:

6.1 Term.  Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the date it was granted.

6.2 Exercise Price of an Incentive Stock Option.  Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the exercise price of each Incentive Stock Option shall be not less than 100% of the Fair

Market Value of the Common Stock subject to the Option on the Date of Grant of the Option. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Nonstatutory Stock Option.  The exercise price of each Nonstatutory Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Date of Grant of the Option. Notwithstanding the foregoing, a Nonstatutory Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.4 Consideration.  The exercise price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Administrator, upon such terms as the Administrator shall approve:

(i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the exercise price due for the number of shares being acquired, or by means of attestation whereby the Participant (A) identifies for delivery specific shares of Common Stock that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) and that have a Fair Market Value on the date of attestation equal to the exercise price and (B) receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”);

(ii) during any period when the Common Stock is publicly traded, by a copy of instructions to a broker directing such broker to sell the Common Stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Option (a “Cashless Exercise”);

(iii) for Nonstatutory Stock Options only, by shares of Common Stock otherwise issuable to the Participant upon exercise of the Option valued at Fair Market Value as of the date of exercise; or

(iv) in any other form of legal consideration that may be acceptable to the Administrator.

Notwithstanding the foregoing, during any period when the Common Stock is publicly traded, a transaction by a Director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company or an Affiliate in violation of Section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Exchange Act) shall be prohibited with respect to any Award under this Plan. Unless otherwise specified in the Award Agreement, payment of the exercise price by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act in the form of a Stock for Stock Exchange is subject to pre-approval by the Administrator, in its sole discretion. The Administrator may require some or all Participants to use one or more brokers designated by the Administrator to sell Common Stock in connection with a Cashless Exercise. No Option may be exercised for a fraction of a share of Common Stock.

6.5 Transferability of an Option.  An Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.6 Vesting Generally.  The Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Administrator may deem appropriate. The vesting provisions of individual Options may vary. The Administrator in its discretion may provide, either in the Award Agreement for an Option or by a subsequent determination, for acceleration of the vesting and exercisability of the Option at any time.

6.7 Termination of Continuous Service.  Unless otherwise specified in an Award Agreement for an Option or in an Optionholder’s employment agreement, if the Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability or termination by the Company for Cause), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only during the period ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service, or (b) the expiration of the term of the Option as set forth in its Award Agreement. To the extent the Option is not exercised within that period, it shall terminate. Unless otherwise specified in an Award Agreement for an Option or in an Optionholder’s employment agreement, or as otherwise provided in Sections 6.8 and 6.9 of the Plan, outstanding Options that are not exercisable at the time the Optionholder’s Continuous Service terminates for any reason other than for Cause (including an Optionholder’s death or Disability) shall be forfeited and expire at the close of business on the date of such termination. If the Optionholder’s Continuous Service terminates for Cause, all outstanding Options shall be forfeited (whether or not vested) and expire as of the beginning of business on the date of such termination for Cause.

6.8 Disability of Optionholder.  Unless otherwise specified in an Award Agreement for an Option or in an Optionholder’s employment agreement, if the Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only during the period ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in its Award Agreement. To the extent the Option is not exercised within that period, it shall terminate.

6.9 Death of Optionholder.  Unless otherwise specified in an Award Agreement for an Option or in an Optionholder’s employment agreement, if the Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only during the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in its Award Agreement. To the extent the Option is not exercised within that period, it shall terminate.

6.10 Incentive Stock Option $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof that exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

7.	PROVISIONS OF AWARDS OTHER THAN OPTIONS.

7.1 Restricted Awards.

7.1.1 Nature of Restricted Awards.  A “Restricted Award” is an Award of actual shares of Common Stock (so-called “restricted stock”) or hypothetical Common Stock units (so-called “restricted stock units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Administrator shall determine. The terms and conditions of the Restricted Award may change from time to time, and the terms and conditions of separate Restricted Awards need not be identical, but each Restricted Award shall include (through incorporation of provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the provisions of this Section 7.1, to the extent applicable.

7.1.2 Purchase Price.  The purchase price of Restricted Awards, if any, shall be determined by the Administrator, and may be stated as cash, property or services.

7.1.3 Consideration.  The cash consideration, if any, for Common Stock acquired pursuant to the Restricted Award shall be paid either: (i) in cash at the time of purchase; or (ii) in any other form of legal consideration that may be acceptable to the Administrator in its discretion including, without limitation, property, a Stock for Stock Exchange, or services that the Administrator determines have a value at least equal to the Fair Market Value of such Common Stock.

7.1.4 Vesting.  Shares of Common Stock acquired under or subject to the Restricted Award may, but need not, be subject to a Restricted Period during which such shares or the right to acquire such shares will be forfeited to the Company if the specified restrictions or conditions for the Restricted Award are not satisfied. The Administrator in its discretion may provide, either in the Award Agreement for a Restricted Award or by a subsequent determination, for acceleration of the end of the Restricted Period at any time, in which event all such restrictions and conditions shall lapse or be deemed satisfied, as the case may be.

7.1.5 Termination of Participant’s Continuous Service.  Unless otherwise provided in the Award Agreement for a Restricted Award or in the employment agreement of the Participant holding the Restricted Award, if the Participant’s Continuous Service terminates for any reason, the Participant shall forfeit the unvested portion of a Restricted Award acquired in consideration of prior or future services, and all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the Restricted Award shall be forfeited and the Participant shall have no further rights with respect to the unvested portion of the Award.

7.1.6 Transferability.  Rights to acquire shares of Common Stock under the Restricted Award shall be transferable by the Participant only upon such terms and conditions as are set forth in the Award Agreement, as the Administrator shall determine in its discretion, so long as Common Stock awarded under the Restricted Award remains subject to the terms of the Award Agreement.

7.1.7 Lapse of Restrictions.  Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Administrator, the restrictions applicable to the Restricted Award shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of any restrictions except those that may be imposed by law, the terms of the Plan or the terms of a Restricted Award, to the Participant or the Participant’s estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the Fair Market Value of such fractional share in cash to the Participant or the Participant’s estate, as the case may be.

7.1.8 Code Section 409A Compliance.  Award Agreements relating to the grant of Restricted Awards in the form of restricted stock units shall include provisions necessary to cause the Award to comply with or be exempt from Code Section 409A.

7.2 Performance Awards.

7.2.1 Nature of Performance Awards.  A Performance Award is an Award entitling the recipient to acquire cash, actual shares of Common Stock or hypothetical Common Stock units having a value equal to the Fair Market Value of an identical number of shares of Common Stock upon the attainment of specified performance goals. The Administrator may make Performance Awards independent of or in connection with the granting of any other Award under the Plan. Performance Awards may be granted under the Plan to any Participant, including those who qualify for awards under other performance plans of the Company. The Administrator in its sole discretion shall determine whether and to whom Performance Awards shall be made, the performance goals applicable under each Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded cash or shares. Performance goals shall be based on a pre-established objective formula or standard that specifies the manner of determining the amount of cash or the number of shares under the Performance Award that will be granted or will vest if the performance goal is attained. Performance goals will be determined by the Administrator prior to the time 25% of the service period has elapsed and may be based on one or more business criteria that apply to a Participant, a business unit or the Company and its Affiliates. Such business criteria may include revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), funds from operations, funds from operations per share, operating income, pre-tax or after-tax income, cash available for distribution, cash available for distribution per share, net earnings, earnings per share, return on equity, return on assets, return on capital, economic value added, share price performance, improvements in the Company’s attainment of expense levels, and implementing or completion of critical projects, or improvement in cash-flow (before or after tax). A performance goal may be measured over a performance period on a periodic, annual, cumulative or average basis and may be established on a corporate-wide basis or established with respect to one or more operating units, divisions, subsidiaries, acquired businesses, minority investments, partnerships or joint ventures. More than one performance goal may be incorporated in a performance objective, in which case achievement with respect to each performance goal may be assessed individually or in combination with each other. The Administrator may, in connection with the establishment of performance goals for a performance period, establish a matrix setting forth the relationship between performance on two or more performance goals and the amount of the Performance Award payable for that performance period. The level or levels of performance specified with respect to a performance goal may be established in absolute terms, as objectives relative to performance in prior periods, as an objective compared to the performance of one or more comparable companies or an index covering multiple companies, or otherwise as the Administrator may determine. Performance goals shall be objective and, if the Company is publicly traded, shall otherwise meet the requirements of Section 162(m) of the Code. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants. A Performance Award to a Participant who is a Covered Employee shall (unless the Administrator determines otherwise) provide that, if the Participant’s Continuous Service terminates prior to the end of the performance period for any reason, such Award will be payable only (i) if the applicable performance objectives are achieved and (ii) to the extent, if any, that the Administrator shall determine. Such objective performance goals are not required to be based on increases in a specific business criteria, but may be based on maintaining the status quo or limiting economic losses.

7.2.2 Restrictions on Transfer.  Performance Awards and all rights with respect to such Performance Awards may not be sold, assigned, transferred, pledged or otherwise encumbered.

7.2.3 Rights as a Shareholder.  A Participant receiving a Performance Award that is denominated in shares of Common Stock or hypothetical Common Stock units shall have the rights of a shareholder only as to shares actually received by the Participant under the Plan and not with respect to shares subject to the Award but not actually received by the Participant. A Participant shall be entitled to receive a stock certificate evidencing the acquisition of shares of Common Stock under a Performance Award only upon satisfaction of all conditions specified in the written instrument evidencing the Performance Award (or in a performance plan adopted by the Administrator).

7.2.4 Termination.  Except as may otherwise be provided by the Administrator at any time, a Participant’s rights in all Performance Awards shall automatically terminate upon the Participant’s termination of employment (or business relationship) with the Company and its Affiliates for any reason.

7.2.5 Certification.  Following the completion of each performance period, the Administrator shall certify in writing, in accordance with the requirements of Section 162(m) of the Code, whether the performance objectives and other material terms of a Performance Award have been achieved or met. Unless the Administrator determines otherwise, Performance Awards shall not be settled until the Administrator has made the certification specified under this Section 7.2.5.

7.2.6 Code Section 409A Compliance.  Award Agreements relating to the grant of Performance Awards shall include provisions necessary to cause the Award to comply with or be exempt from Code Section 409A.

7.3 Stock Appreciation Rights.

7.3.1 General.  A Stock Appreciation Right is an Award entitling the recipient to receive an amount equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise of the Stock Appreciation Right over the SAR Exercise Price on the Date of Grant. The “SAR Exercise Price” will be designated by the Committee in the Award Agreement for the Stock Appreciation Right and may be the Fair Market Value of one share of Common Stock on the Date of Grant of the Stock Appreciation Right or

such other higher price as the Committee determines. The SAR Exercise Price may not be less than the Fair Market Value of one share of Common Stock on the Date of Grant.

7.3.2 Exercise and Payment.  Upon exercise thereof, the holder of a Stock Appreciation Right shall be entitled to receive from the Company, an amount equal to the product of (i) the excess of the Fair Market Value, on the date of such written request, of one share of Common Stock over the SAR Exercise Price per share specified in such Stock Appreciation Right, multiplied by (ii) the number of shares for which such Stock Appreciation Right shall be exercised. Payment with respect to the exercise of a Stock Appreciation Right shall be made in cash or shares of Common Stock as specified in the Award Agreement.

7.3.3 Other Provisions.  The Administrator, in its sole discretion, may place other limitations or restrictions on Awards of Stock Appreciation Rights. These limitations and restrictions shall be included in each Award Agreement, and may include, without limitation, vesting provisions, a term of exercise, and restrictions on transferability.

8.	COVENANTS OF THE COMPANY.

8.1 Availability of Shares.  During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

8.2 Securities Law Compliance.  Each Award Agreement shall be subject to the condition, whether or not expressly stated therein, that no shares of Common Stock shall be issued or sold thereunder unless and until (a) any then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant shall have executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Administrator may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock pursuant to the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock pursuant to Awards unless and until such authority is obtained.

9.	MISCELLANEOUS.

9.1 Acceleration of Exercisability and Vesting.  Subject to restrictions included in an Award Agreement to establish compliance with Code Section 409A, the Administrator shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan.

9.2 Shareholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 10.1 hereof.

9.3 No Employment or Other Service Rights.  Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

9.4 Transfer, Approved Leave of Absence.  For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another; or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.

9.5 Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (a) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (b) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

9.6 Withholding Obligations.  Each Participant must satisfy all federal, state and local tax withholding obligations relating to the exercise of, or acquisition of Common Stock under, an Award. To the extent permitted by the terms of an Award Agreement or by the Administrator, in its discretion, the Participant may satisfy federal, state or local tax withholding obligations relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock, provided, however, that no shares of Common Stock may be withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company. Unless otherwise specified in an Award Agreement, payment of the tax withholding by a Participant who is an officer, director or other “insider” subject to Section 16(b) of the Exchange Act by delivering previously owned and unencumbered shares of Common Stock of the Company or in the form of share withholding is subject to pre-approval by the Administrator, in its sole discretion. Any such pre-approval shall be documented in a manner that complies with the specificity requirements of Rule 16b-3.

10.	ADJUSTMENTS UPON CHANGES IN STOCK.

10.1 Capitalization Adjustments.  If any change is made in the Common Stock subject to the Plan, or subject to any Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), then (a) the aggregate number of shares of Common Stock or class of shares that may be purchased pursuant to Awards granted hereunder; (b) the aggregate number of shares of Common Stock or class of shares that may be purchased pursuant to Incentive Stock Options granted hereunder; (c) the aggregate number of shares of Common Stock or class of shares that may be issued pursuant to Restricted Awards granted hereunder; (d) the number and/or class of shares of Common Stock covered by outstanding Options and Awards; (e) the maximum number of shares of Common Stock with respect to which Awards may be granted to any single Optionholder during any calendar year; and (f) the exercise price of any Award in effect prior to such change shall be proportionately adjusted by the Administrator to reflect any increase or decrease in the number of issued shares of Common Stock or change in the Fair Market Value of such Common Stock resulting from such transaction; provided, however, that any fractional shares resulting from the adjustment shall be eliminated. The Administrator shall make such adjustments, and its determination shall be final, binding and conclusive. The conversion of any securities of the Company that are by their terms convertible shall not be treated as a transaction “without receipt of consideration” by the Company.

10.2 Dissolution or Liquidation.  In the event of a dissolution or liquidation of the Company, then all outstanding Awards shall terminate immediately prior to such event.

10.3 Change in Control — Asset Sale, Merger, Consolidation or Reverse Merger.

(a) In the event of a Change in Control or any other corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), merger or consolidation in which the Company is not the Surviving Entity, or a reverse merger in which the Company is the Surviving Entity, but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then the Company, to the extent permitted by applicable law, but otherwise in the sole discretion of the Administrator, may provide for: (i) the continuation of outstanding Awards by the Company (if the Company is the Surviving Entity); (ii) the assumption of the Plan and such outstanding Awards by the Surviving Entity or its parent; (iii) the substitution by the Surviving Entity or its parent of Awards with substantially the same terms (including an award to acquire the same consideration paid to the shareholders in the transaction described in this Section 10.3) for such outstanding Awards and, if appropriate, subject to the equitable adjustment provisions of Section 10.1 hereof (Awards continued, assumed or granted in substitution for outstanding Awards under any of the preceding clauses (i) through (iii) will be referred to as “Continuing Awards”); (iv) the cancellation of such outstanding Awards in consideration for a payment equal in value to the fair market value of vested Awards, or in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to exercise (i.e., to the extent vested) under any outstanding Option; or (v) the cancellation of such outstanding Awards without payment of any consideration. If vested Awards will be canceled without consideration, the Participant shall have the right, exercisable during the 10-day period ending on the fifth day prior to such Change in Control, other corporate separation or division, merger or consolidation or 10 days after the Administrator provides the Award holder a notice of cancellation, whichever is later, to exercise such Awards in whole or in part without regard to any installment exercise provisions in the Award Agreement.

(b) If there are one or more Continuing Awards following a Change in Control, and the Continuous Service of a Participant holding one or more Continuing Awards is terminated without Cause within a period of one year following the consummation of the Change in Control, or if the Participant voluntarily terminates his or her Continuous Service for Good Reason during such period, then, unless otherwise provided in the Award Agreement (i) the vesting and exercisability of all outstanding Options held by the Participant shall accelerate in full; (ii) the end of the Restricted Period for all outstanding Restricted Awards held by the Participant shall accelerate, and all restrictions and conditions of the Restricted Awards shall lapse or be deemed satisfied, as the case may be; (iii) the vesting of all outstanding Performance Awards held by the Participant shall accelerate in full; and (iv) all outstanding Stock Appreciation Rights held by the Participant shall become exercisable in full.

11.	AMENDMENT OF THE PLAN AND AWARDS.

11.1 Amendment of Plan.  The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 10.1, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any applicable law or any Nasdaq or other securities exchange listing requirements. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

11.2 Shareholder Approval.  The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

11.3 Contemplated Amendments.  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Code Section 409A or to bring the Plan or Awards granted under it into compliance therewith.

11.4 No Impairment of Rights.  Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing. However, an amendment of the Plan that results in a cancellation of an Award where the Participant receives a payment equal in value to the fair market value of the vested Award or, in the case of an Option, the difference between the Fair Market Value and the exercise price for all shares of Common Stock subject to the Option, shall not be an impairment of the Participant’s rights that requires consent of the Participant.

11.5 Amendment of Awards.  The Administrator at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that (a) if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent (provided, however, a cancellation of an Award where the Participant receives a payment equal in value to the fair market value of the vested Award or, in the case of vested Options, the difference between the Fair Market Value of the Common Stock subject to an Option and the exercise price, shall not constitute an impairment of the Participant’s rights that requires consent); and (b) except for adjustments made pursuant to Section 10, no such amendment shall, unless approved by the shareholders of the Company (i) reduce the exercise price of any outstanding Option, or (ii) cancel or amend any outstanding Option for the purpose of repricing, replacing or regranting such Option with an exercise price that is less than the original exercise price thereof (as adjusted pursuant to Section 10). An amendment to the Plan described in the last sentence of Section 11.4 shall not be an impairment of the Participant’s rights under the Participant’s Award that requires consent of the Participant.

12.	GENERAL PROVISIONS.

12.1 Other Compensation Arrangements.  Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

12.2 Recapitalizations.  Each Award Agreement shall contain provisions required to reflect the provisions of Section 10.1.

12.3 Delivery.  Upon exercise of, lapse of restrictions on, or satisfaction of conditions of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

12.4 Other Provisions.  The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Administrator may deem advisable.

12.5 Disqualifying Dispositions.  Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Date of Grant of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

12.6 Market Stand-Off.  Each Award Agreement shall be subject to the condition, whether or not expressly stated therein, that, in connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, the Participant shall agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, transfer the economic consequences of ownership or otherwise dispose or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any Common Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the “Market Stand-Off”). In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the shares of Common Stock acquired under this Plan until the end of the applicable stand-off period. If there is any change in the number of outstanding shares of Common Stock by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination, reclassification, dissolution or liquidation of the Company, any corporate separation or division (including, but not limited to, a split-up, a split-off or a spin-off), a merger or consolidation; a reverse merger or similar transaction, then any new, substituted or additional securities that are by reason of such transaction distributed with respect to any shares of Common Stock subject to the Market Stand-Off, or into which such shares of Common Stock thereby become convertible, shall immediately be subject to the Market Stand-Off.

12.7 Effective Date of Plan.  The Plan was adopted by the Board on March 17, 2010, and shall become effective as of the date it is approved by a majority of the total votes cast at a meeting of the Company’s shareholders duly held in accordance with the requirements of the Washington Business Corporation Act and the Company’s Bylaws. If the shareholders fail to approve the Plan by December 31, 2010, the Plan will terminate without having become effective. No Awards shall be made under the Plan prior to the Effective Date.

12.8 Termination or Suspension of the Plan.  The Plan shall terminate automatically on the day before the 10th anniversary of the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 11.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

12.9 Choice of Law.  The law of the State of Washington shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.
We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.
Internet and telephone voting are available through 11:59 PM Eastern Time May 25, 2010.

INTERNET
http://www.proxyvoting.com/hook
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.
OR
TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

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▼ FOLD AND DETACH HERE ▼
The Board of Directors recommends a vote FOR all of the nominees named below, FOR Proposal No. 2, the ratification of the appointment of the Independent Registered Public Accounting Firm, and FOR Proposal No. 3, the approval of the 2010 Stock Incentive Plan.

Please mark your votes as indicated in this example	☒

Proposal No. 1:	FOR ALL	WITHHOLD authority to vote for all nominees named below	WITHHOLD authority to vote for nominees indicated below
1. ELECTION OF DIRECTORS	☐	☐	☐

	Nominees:

01	Timothy P. Boyle	05	John D. Rogers Jr.

02	Andrew R. Goeler	06	Anthony J. Short

03	Kevin R. Kelly	07	Kurt R. Widmer

04	David R. Lord
To WITHHOLD AUTHORITY for any individual nominee, strike a line through the nominee’s name in the list above. If you wish to cumulate your votes for any individual nominee(s), write your instruction as to the number of votes cast for each in the space provided next to each nominee’s name above. The total votes cast must not exceed seven times the number of shares that you own.

		FOR	AGAINST	ABSTAIN
Proposal No. 2:	RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.	☐	☐	☐

Proposal No. 3:	APPROVAL OF THE 2010 STOCK INCENTIVE PLAN.	☐	☐	☐
Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Mark Here for Address Change or Comments SEE REVERSE	☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as officer, partner, attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Signature:	Date:

You can now access your Craft Brewers Alliance, Inc. account online.
Access your Craft Brewers Alliance, Inc. account online via Investor ServiceDirect® (ISD).
BNY Mellon Shareowner Services, the transfer agent for Craft Brewers Alliance, Inc., now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time
Investor ServiceDirect ®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.
Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The Proxy Statement and the 2009 Annual Report to Shareholders are available at: http://phx.corporate-ir.net/phoenix.zhtml?c=95666&p=irol-proxy
▼ FOLD AND DETACH HERE ▼

PROXY	CRAFT BREWERS ALLIANCE, INC.

This Proxy is Solicited on Behalf of the Board of Directors
The undersigned, having received the Notice of Annual Meeting of Shareholders of Craft Brewers Alliance, Inc. (“CBAI”), and the related proxy statement dated April 23, 2010, hereby appoints Terry E. Michaelson and Mark D. Moreland, and each of them, proxies for the undersigned, with full power of substitution, and authorizes them to vote all shares of common stock of CBAI that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of CBAI to be held on May 26, 2010, at 1:00 p.m., local time, at CBAI’s Portland, Oregon Brewery at 924 N. Russell Street, Portland, OR 97227-1734, and at any and all postponements, continuations and adjournments thereof, such proxies being instructed to vote upon and in respect of the following matters and in accordance with the following instructions, and to vote in their discretion on any other matters presented at the meeting or any postponements, continuations or adjournments thereof.
If specific instructions are indicated on the reverse, this proxy, when properly executed, will be voted in accordance with those instructions. If specific instructions are not indicated on the reverse, this proxy will be voted:
•	FOR the election as directors of all nominees named on the reverse side.

•	FOR the ratification of the appointment of Moss Adams LLP as CBAI’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

•	FOR the approval of the 2010 Stock Incentive Plan.

Address Change/Comments
(Mark the corresponding box on the reverse side)	BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

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